                                                                    Exhibit 4.21

                            AESOP FUNDING II L.L.C.,

                                    as Issuer

                                       and

                              THE BANK OF NEW YORK

                       as Trustee and Series 1997-1 Agent

                              --------------------


                  AMENDED AND RESTATED SERIES 1997-1 SUPPLEMENT

                            dated as of June 29, 2001

                                       to

                       AMENDED AND RESTATED BASE INDENTURE

                            dated as of July 30, 1997

                              --------------------
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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Exhibit A-1-1: Form of Restricted Global Class A-1 Note
Exhibit A-1-2: Form of Temporary Global Class A-1 Note
Exhibit A-1-3: Form of Permanent Global Class A-1 Note
Exhibit A-2-1: Form of Restricted Global Class A-2 Note
Exhibit A-2-2: Form of Temporary Global Class A-2 Note
Exhibit A-2-3: Form of Permanent Global Class A-2 Note
Exhibit B:     Form of Consent
Exhibit C:     Form of Series 1997-1 Demand Note
Exhibit D:     Form of Letter of Credit
Exhibit E:     Form of Lease Payment Deficit Notice
Exhibit F:     Form of Demand Notice


                                      (i)

            AMENDED AND RESTATED SERIES 1997-1 SUPPLEMENT, dated as of June 29, 2001 (this "Supplement") between AESOP FUNDING II L.L.C., a special purpose limited liability company established under the laws of Delaware ("AFC-II"), THE BANK OF NEW YORK, a New York banking corporation, as successor in interest to the corporate trust administration of Harris Trust and Savings Bank, as trustee (together with its successors in trust thereunder as provided in the Base Indenture referred to below, the "Trustee"), and THE BANK OF NEW YORK, a New York banking corporation, as agent for the benefit of the Series 1997-1 Noteholders and the Surety Provider (the "Series 1997-1 Agent"), to the Amended and Restated Base Indenture, dated as of July 30, 1997, between AFC-II and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the "Base Indenture").

                              PRELIMINARY STATEMENT

            WHEREAS, AFC-II, the Trustee and the Series 1997-1 Agent entered into the Series 1997-1 Supplement dated as of July 30, 1997 (the "Original Series 1997-1 Supplement") pursuant to which the Series 1997-1 Notes were issued;

            WHEREAS, AFC-II desires to amend and restate the Original Series 1997-1 Supplement to replace the amounts required to be on deposit in the Series 1997-1 Reserve Account with one or more demand notes and one or more letters of credit; and

            WHEREAS, the Original Series 1997-1 Supplement may be amended pursuant to Section 6.7 and 6.11 thereof with the consent of the Surety Provider, and the Surety Provider has consented to the amendment of the Original Series 1997-1 Supplement in the form of this Supplement.

            NOW, THEREFORE, the parties hereto agree as follows:

                                   DESIGNATION

            There was created a Series of Notes issued pursuant to the Base Indenture and the Original Series 1997-1 Supplement and such Series of Notes was designated generally as Fixed Rate Rental Car Asset Backed Notes, Series 1997-1. The Series 1997-1 Notes were issued in two classes: (i) the Class A-1 Rental Car Asset Backed Notes, which were designated generally as the Class A-1 Notes and
(ii) the Class A-2 Rental Car Asset Backed Notes, which were designated generally as the Class A-2 Notes. The Class A-1 Notes and the Class A-2 Notes are referred to collectively as the "Series 1997-1 Notes."

            The proceeds from the sale of the Series 1997-1 Notes were deposited in the Collection Account and were paid to AFC-II and used to make Loans under the Loan Agreements to the extent that the Borrowers have requested Loans thereunder and Eligible Vehicles are available to acquire or refinance thereunder on the date hereof. Any such portion of proceeds not so used to make shall be deemed to be Principal Collections.

            The Series 1997-1 Notes are a non-Segregated Series of Notes (as more fully described in the Base Indenture). Accordingly, all references in this Supplement to "all" Series of Notes (and all references in this Supplement to terms defined in the Base Indenture that contain references to "all" Series of Notes) shall refer to all Series of Notes other than Segregated Series of Notes.

                                    ARTICLE I

                                   DEFINITIONS

            (a) All capitalized terms not otherwise defined herein are defined in the Definitions List attached to the Base Indenture as Schedule I thereto. All Article, Section or Subsection references herein shall refer to Articles, Sections or Subsections of the Base Indenture, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 1997-1 Notes and not to any other Series of Notes issued by AFC-II.

            (b) The following words and phrases shall have the following meanings with respect to the Series 1997-1 Notes and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

            "Certificate of Lease Deficit Demand" means a certificate in the form of ANNEX A to the Series 1997-1 Letters of Credit.

            "Certificate of Termination Date Demand" means a certificate in the form of ANNEX D to the Series 1997-1 Letters of Credit.

            "Certificate of Termination Demand" means a certificate in the form of ANNEX C to the Series 1997-1 Letters of Credit.

            "Certificate of Unpaid Demand Note Demand" means a certificate in the form of ANNEX B to the Series 1997-1 Letters of Credit.

            "Class" means a class of the Series 1997-1 Notes, which may be the Class A-1 Notes or the Class A-2 Notes.

            "Class A-1 Carryover Controlled Amortization Amount" means, with respect to the Class A-1 Notes for any Related Month during the Class A-1 Controlled Amortization Period, the amount, if any, by which the Monthly Total Principal Allocation for the previous Related Month was less than the Class A-1 Controlled Distribution Amount for the previous Related Month; provided, however, that for the first Related Month in the Class A-1 Controlled Amortization Period, the Class A-1 Carryover Controlled Amortization Amount shall be zero.

            "Class A-1 Controlled Amortization Amount" means (i) with respect to any Related Month other than the last Related Month during the Class A-1 Controlled Amortization

Period, $133,333,333.33 and (ii) with respect to the last Related Month during the Class A-1 Controlled Amortization Period, $133,333,333.35.

            "Class A-1 Controlled Amortization Period" means the period commencing at the close of business on April 1, 2000 (or, if such day is not a Business Day, the Business Day immediately preceding such day) and continuing to the earliest of (i) the commencement of the Series 1997-1 Rapid Amortization Period, (ii) the date on which the Class A-1 Notes are fully paid, (iii) the Series 1997-1 Termination Date, and (iv) the termination of the Indenture.

            "Class A-1 Controlled Distribution Amount" means, with respect to any Related Month during the Class A-1 Controlled Amortization Period, an amount equal to the sum of the Class A-1 Controlled Amortization Amount and any Class A-1 Carryover Controlled Amortization Amount for such Related Month.

            "Class A-1 Expected Final Distribution Date" means the October 2000 Distribution Date.

            "Class A-1 Final Distribution Date" means the October 2001 Distribution Date.

            "Class A-1 Initial Invested Amount" means the aggregate initial principal amount of the Class A-1 Notes, which is $800,000,000.

            "Class A-1 Invested Amount" means, when used with respect to any date, an amount equal to (a) the Class A-1 Initial Invested Amount minus (b) the amount of principal payments made to Class A-1 Noteholders on or prior to such date.

            "Class A-1 Monthly Interest" means, with respect to (i) the initial Series 1997-1 Interest Period, an amount equal to the product of (A) the Class A-1 Note Rate, (B) the Class A-1 Initial Invested Amount and (C) 20/360 and (ii) any other Series 1997-1. Interest Period, an amount equal to the product of (A) one-twelfth of the Class A-1 Note Rate and (B) the Class A-1 Invested Amount on the first day of such Series 1997-1 Interest Period, after giving effect to any principal payments made on such date.

            "Class A-1 Noteholder" means the Person in whose name a Class A-1
Note is registered in the Note Register.

            "Class A-1 Note Rate" means 6.22% per annum.

            "Class A-1 Notes" means any one of the Class A-1 Fixed Rate Rental Car Asset Backed Notes, Series 1997-1, executed by AFC-II and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1-1, Exhibit A-1-2 or Exhibit A-1-3. Definitive Class A-1 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

            "Class A-2 Carryover Controlled Amortization Amount" means, with respect to the Class A-2 Notes for any Related Month during the Class A-2 Controlled Amortization Period, the amount, if any, by which the Monthly Total Principal Allocation for the previous

Related Month was less than the Class A-2 Controlled Distribution Amount for the previous Related Month; PROVIDED, HOWEVER, that for the first Related Month in the Class A-2 Controlled Amortization Period, the Class A-2 Carryover Controlled Amortization Amount shall be zero.

            "Class A-2 Controlled Amortization Amount" means (i) with respect to any Related Month other than the last Related Month during the Class A-2 Controlled Amortization Period, $141,666,666.67 and (ii) with respect to the last Related Month during the Class A-2 Controlled Amortization Period, $141,666,666.65.

            "Class A-2 Controlled Amortization Period" means the period commencing at the close of business on April 1, 2002 (or, if such day is not a Business Day, the Business Day immediately preceding such day) and continuing to the earliest of (i) the commencement of the Series 1997-1 Rapid Amortization Period, (ii) the date on which the Class A-2 Notes are fully paid and the Surety Provider has been paid all Surety Provider Fees and all other Surety Provider Reimbursement Amounts then due, (iii) the Series 1997-1 Termination Date, and
(iv) the termination of the Indenture.

            "Class A-2 Controlled Distribution Amount" means, with respect to any Related Month during the Class A-2 Controlled Amortization Period, an amount equal to the sum of the Class A-2 Controlled Amortization Amount and any Class A-2 Carryover Controlled Amortization Amount for such Related Month.

            "Class A-2 Expected Final Distribution Date" means the October 2002 Distribution Date.

            "Class A-2 Final Distribution Date" means the October 2003 Distribution Date.

            "Class A-2 Initial Invested Amount" means the aggregate initial principal amount of the Class A-2 Notes, which is $850,000,000.

            "Class A-2 Invested Amount" means, when used with respect to any date, an amount equal to (a) the Class A-2 Initial Invested Amount minus (b) the amount of principal payments made to Class A-2 Noteholders on or prior to such date.

            "Class A-2 Monthly Interest" means, with respect to (i) the initial Series 1997-1 Interest Period, an amount equal to the product of (A) the Class A-2 Note Rate, (B) the Class A-2 Initial Invested Amount and (C) 20/360 and (ii) any other Series 1997-1 Interest Period, an amount equal to the product of (A) one-twelfth of the Class A-2 Note Rate and (B) the Class A-2 Invested Amount on the first day of such Series 1997-1 Interest Period, after giving effect to any principal payments made on such date.

            "Class A-2 Noteholder" means the Person in whose name a Class A-2
Note is registered in the Note Register.

            "Class A-2 Note Rate" means 6.40% per annum.

            "Class A-2 Notes" means any one of the Class A-2 Fixed Rate Rental Car Asset Backed Notes, Series 1997-1, executed by AFC-II and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2-1, Exhibit A-2-2 or Exhibit A-2-3. Definitive Class A-2 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

            "Consent" has the meaning set forth in Article IV of this Supplement.

            "Consent Period Expiration Date" has the meaning set forth in
Article IV of this Supplement.

            "Demand Note Issuer" means each issuer of a Series 1997-1 Demand
Note.

            "Designated Amounts" has the meaning set forth in Article IV of this Supplement.

            "Disbursement" shall mean any Lease Deficit Disbursement, any Unpaid Demand Note Disbursement, any Termination Disbursement or any Termination Date Disbursement under a Series 1997-1 Letter of Credit, or any combination thereof, as the context may require.

            "Excess Collections" has the meaning specified in Section 2.3(g) of this Supplement.

            "Final Distribution Date" means the Class A-1 Final Distribution Date or the Class A-2 Final Distribution Date.

            "Insurance Agreement" means the Insurance Agreement, dated as July 30, 1997, among the Surety Provider, the Trustee and AFC-II, which shall constitute an "Enhancement Agreement" with respect the Series 1997-1 Notes for all purposes under the Indenture.

            "Lease Deficit Disbursement" means an amount drawn under a Series 1997-1 Letter of Credit pursuant to a Certificate of Lease Deficit Demand.

            "LIBOR" means, with respect to any interest period, a rate per annum to be determined by the Trustee as follows:

                  (i) On each determination date requested by the Administrator, the Trustee will determine the London interbank offered rate for U.S. dollar deposits for one month that appears on Telerate Page 3750 as it relates to U.S. dollars as of 11:00 a.m., London time, on such date:

                  (ii) If, on any such date, such rate does not appear on Telerate Page 3750, the Trustee will request that the principal London offices of each of four major banks in the London interbank market selected by the Trustee provide the Trustee with offered quotations for deposits in U.S. dollars for a period of one month, commencing on the first day of such interest period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such date and in a principal amount equal to an amount of not less than $250,000 that is representative of a single transaction in such market at such time. If at least two such quotations are provided, "LIBOR" for such interest period will be the arithmetic mean of such quotations; or

                  (iii) If fewer than two such quotations are provided, "LIBOR" for such interest period will be the arithmetic mean of rates quoted by three major banks in the City of New York selected by the Trustee at approximately 11:00 a.m., New York City time, on such date for loans in U.S. dollars to leading European banks, for a period of one month, commencing on the first day of such interest period, and in a principal amount equal to an amount of not less than $250,000 that is representative of a single transaction in such market at such time; PROVIDED, HOWEVER, that if the banks selected as aforesaid by such Trustee are not quoting rates as mentioned in this sentence, "LIBOR" for such interest period will be the same as "LIBOR" for the immediately preceding interest period.

            "Monthly Total Principal Allocation" means for any Related Month the sum of all Series 1997-1 Principal Allocations with respect to such Related Month.

            "Permanent Global Class A-1 Note" has the meaning specified in
Section 5.2 of this Supplement.

            "Permanent Global Class A-2 Note" has the meaning specified in
Section 5.2 of this Supplement.

            "Pre-Preference Period Demand Note Payments" means, as of any date of determination, the aggregate amount of all proceeds of demands made on the Series 1997-1 Demand Notes included in the Series 1997-1 Demand Note Payment Amount as of the Series 1997-1 Letter of Credit Termination Date that were paid by the Demand Note Issuers more than one year before such date of determination; PROVIDED, HOWEVER, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to a Demand Note Issuer occurs during such one year period, (x) the Pre-Preference Period Demand Note Payments as of any date during the period from and including the date of the occurrence of such Event of Bankruptcy to and including the conclusion or dismissal of the proceedings giving rise to such Event of Bankruptcy without continuing jurisdiction by the court in such proceedings shall equal the Pre-Preference Period Demand Note Payments as of the date of such occurrence for all Demand
Note Issuers and (y) the Pre-Preference Period Demand Note Payments as of any date after the conclusion or dismissal of such proceedings shall equal the Series 1997-1 Demand Note Payment Amount as of the date of the conclusion or dismissal of such proceedings.

            "Principal Deficit Amount" means, with respect to any Distribution Date, the excess, if any, of (a) the Series 1997-1 Invested Amount on such Distribution Date (after giving effect to the distribution of the Monthly Total Principal Allocation for the Related Month) over (b) the sum of the Series 1997-1 Liquidity Amount on such Distribution Date and the Series 1997-1 AESOP I Operating Lease Loan Agreement Borrowing Base on such Distribution Date.

            "Pro Rata Share" means, with respect to any Series 1997-1 Letter of Credit Provider as of any date, the fraction (expressed as a percentage) obtained by dividing (A) the available amount under such Series 1997-1 Letter of Credit Provider's Series 1997-1 Letter of Credit as of such date by (B) an amount equal to the aggregate available amount under all Series 1997-1 Letters of Credit as of such date; PROVIDED, that only for purposes of calculating the Pro Rata Share with respect to any Series 1997-1 Letter of Credit Provider as of any date, if such Series 1997-1 Letter of Credit Provider has not complied with its obligation to pay the Trustee the amount of any draw under its Series 1997-1 Letter of Credit made prior to such date, the available amount under such Series 1997-1 Letter of Credit Provider's Series 1997-1 Letter of Credit as of such date shall be treated as reduced (for calculation purposes only) by the amount of such unpaid demand and shall not be reinstated for purposes of such calculation unless and until the date as of which such Series 1997-1 Letter of Credit Provider has paid such amount to the Trustee and been reimbursed by the Lessee or the applicable Demand Note Issuer, as the case may be, for such amount (PROVIDED that the foregoing calculation shall not in any manner reduce the undersigned's actual liability in respect of any failure to pay any demand under its Series 1997-1 Letter of Credit).

            "Requisite Noteholders" means Series 1997-1 Noteholders holding 50% or more of the Series 1997-1 Invested Amount.

            "Restricted Global Class A-1 Note" has the meaning specified in
Section 5.1 of this Supplement.

            "Restricted Global Class A-2 Note" has the meaning specified in
Section 5.1 of this Supplement.

            "Series 1997-1 Accrued Interest Account" has the meaning specified in Section 2.1(b) of this Supplement.

            "Series 1997-1 AESOP I Operating Lease Loan Agreement Borrowing Base" means, as of any date of determination, the product of (a) the Series 1997-1 AESOP I Operating Lease Vehicle Percentage as of such date and (b) the AESOP I Operating Lease Loan Agreement Borrowing Base as of such date.

            "Series 1997-1 AESOP I Operating Lease Vehicle Percentage" means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Series 1997-1 Required AESOP I Operating Lease Vehicle Amount as of such date and the denominator of which is the sum of the Required AESOP I Operating Lease Vehicle Amounts for all Series of Notes as of such date.

            "Series 1997-1 Available Cash Collateral Account Amount" means, as of any date of determination, the amount on deposit in the Series 1997-1 Cash Collateral Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

            "Series 1997-1 Available Reserve Account Amount" means, as of any date of determination, the amount on deposit in the Series 1997-1 Reserve Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

            "Series 1997-1 Cash Collateral Account" has the meaning specified in
SECTION 2.8(f) of this Supplement.

            "Series 1997-1 Cash Collateral Account Collateral" has the meaning specified in SECTION 2.8(a) of this Supplement.

            "Series 1997-1 Cash Collateral Account Surplus" means, with respect to any Distribution Date, the lesser of (a) the Series 1997-1 Available Cash Collateral Account Amount and (b) the lesser of (A) the excess, if any, of the Series 1997-1 Liquidity Amount over the Series 1997-1 Required Liquidity Amount on such Distribution Date (after giving effect to any withdrawal from the Series 1997-1 Reserve Account on such Distribution Date) and (B) the excess, if any, of the Series 1997-1 Required Enhancement Amount over the Series 1997-1 Enhancement Amount on such Distribution Date (after giving affect to any withdrawal from the Series 1997-1 Reserve Account on such Distribution Date); PROVIDED, HOWEVER that, on any date after the Series 1997-1 Letter of Credit Termination Date, the Series 1997-1 Cash Collateral Account Surplus shall mean the excess, if any, of
(x) the Series 1997-1 Available Cash Collateral Account Amount over (y) the Series 1997-1 Demand Note Payment Amount MINUS the Pre-Preference Period Demand Note Payments as of such date.

            "Series 1997-1 Cash Collateral Percentage" means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Series 1997-1 Available Cash Collateral Amount as of such date and the denominator of which is the Series 1997-1 Letter of Credit Liquidity Amount as of such date.

            "Series 1997-1 Closing Date" means July 31, 1997.

            "Series 1997-1 Collateral" means the Collateral, each Series 1997-1 Letter of Credit, each Series 1997-1 Demand Note, the Series 1997-1 Distribution Account Collateral, the Series 1997-1 Interest Rate Cap Collateral, the Series 1997-1 Cash Collateral Account Collateral and the Series 1997-1 Reserve Account Collateral.

            "Series 1997-1 Collection Account" has the meaning specified in
Section 2.1(b) of this Supplement.

            "Series 1997-1 Controlled Amortization Period" means the Class A-1 Controlled Amortization Period or the Class A-2 Controlled Amortization Period.

            "Series 1997-1 Demand Note" means each demand note made by a Demand
Note Issuer, substantially in the form of EXHIBIT C to this Supplement, as amended, modified or restated from time to time.

            "Series 1997-1 Demand Note Payment Amount" means, as of the Series 1997-1 Letter of Credit Termination Date, the aggregate amount of all proceeds of demands made on the

Series 1997-1 Demand Notes pursuant to SECTION 2.5(b) or (c) of this Supplement that were deposited into the Series 1997-1 Distribution Account and paid to the Series 1997-1 Noteholders during the one year period ending on the Series 1997-1 Letter of Credit Termination Date; PROVIDED, HOWEVER that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to a Demand Note Issuer shall have occurred during such one year period, the Series 1997-1 Demand Note Payment Amount as of the Series 1997-1 Letter of Credit Termination Date shall equal the Series 1997-1 Demand Note Payment Amount as if it were calculated as of the date of such occurrence.

            "Series-1997-1 Deposit Date" has the meaning specified in Section
2.2 of this Supplement.

            "Series 1997-1 Distribution Account" has the meaning specified in
Section 2.9(a) of this Supplement.

            "Series 1997-1 Distribution Account Collateral" has the meaning specified in Section 2.9(d) of this Supplement.

            "Series 1997-1 Eligible Letter of Credit Provider" means a person satisfactory to ARAC, the Demand Note Issuers and the Surety Provider and having, at the time of the issuance of the related Series 1997-1 Letter of Credit, a long-term senior unsecured debt rating (or the equivalent thereof in the case of Moody's or S&P, as applicable) of at least "A+" from S&P and at least "Al" from Moody's and a short-term senior unsecured debt rating of at least "P-1" from Moody's that is (a) a commercial bank having total assets in excess of $500,000,000, (b) a finance company, insurance company or other financial institution that in the ordinary course of business issues letters of credit and has total assets in excess of $200,000,000 or (c) any other financial institution; PROVIDED that if a person is not a Series 1997-1 Letter of Credit Provider (or a letter of credit provider under the Supplement for any other Series of Notes), then such person shall not be a Series 1997-1 Eligible Letter of Credit Provider until AFC-II has provided 10 days' prior notice to the Rating Agencies that such person has been proposed as a Series 1997-1 Letter of Credit Provider.

            "Series 1997-1 Enhancement" means the Series 1997-1 Cash Collateral Account Collateral, the Series 1997-1 Letters of Credit, the Series 1997-1 Overcollateralization Amount and the Series 1997-1 Reserve Account Amount.

            "SERIES 1997-1 ENHANCEMENT AMOUNT" means, as of any date of determination, the sum of (i) the Series 1997-1 Overcollateralization Amount,
(ii) the Series 1997-1 Letter of Credit Amount and (iii) the Series 1997-1 Available Reserve Account Amount as of such date.

            "Series 1997-1 Enhancement Deficiency" means, on any date of determination, the amount by which the Series 1997-1 Enhancement Amount is less than the Series 1997-1 Required Enhancement Amount as of such date.

            "Series 1997-1 Excess Collection Account" has the meaning specified in Section 2.1(b) of this Supplement.

            "Series 1997-1 Initial Invested Amount" means the sum of the Class A-1 Initial Invested Amount and the Class A-2 Initial Invested Amount.

            "Series 1997-1 Interest Period" means a period commencing on and including a Distribution Date and ending on and including the day preceding the next succeeding Distribution Date; PROVIDED, HOWEVER, that the initial Series 1997-1 Interest Period shall commence on and include the Series 1997-1 Closing Date and end on and include August 19, 1997.

            "Series 1997-1 Invested Amount" means, as of any date of determination, the sum of the Class A-1 Invested Amount and the Class A-2 Invested Amount as of such date.

            "Series 1997-1 Invested Percentage" means as of any date of determination:

            (a) when used with respect to Principal Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction the numerator of which shall be equal to the sum of the Series 1997-1 Invested Amount and the Series 1997-1 Overcollateralization Amount, determined during the Series 1997-1 Revolving Period as of the end of the Related Month (or, until the end of the initial Related Month, on the Series 1997-1 Closing Date), or, during the Series 1997-1 Controlled Amortization Period and the Series 1997-1 Rapid Amortization Period, as of the end of the Series 1997-1 Revolving Period, and the denominator of which shall be the greater of (I) the Aggregate Asset Amount as of the end of the Related Month or, until the end of the initial Related Month, as of the Series 1997-1 Closing Date, and (II) as of the same date as in clause (I), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Principal Collections (for all Series of Notes and all classes of such Series of Notes) and (ii) overcollateralization percentages for allocations with respect to Principal Collections (for all Series of Notes that provide for credit enhancement in the form of overcollateralization); and

            (b) when used with respect to Interest Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction the numerator of which shall be the Accrued Amounts with respect to the Series 1997-1 Notes on such date of determination, and the denominator of which shall be the aggregate Accrued Amounts with respect to all Series of Notes on such date of determination.

            "Series 1997-1 Lease Payment Deficit" means on any Distribution Date an amount equal to the excess, if any, of the aggregate amount of Interest Collections and Principal Collections which pursuant to SECTION 2.2(a), (b),
(c), or (d) of this Supplement would have been allocated to the Series 1997-1 Noteholders if all payments required under the Leases to have been made during the period from and excluding the immediately preceding Distribution Date to and including such Distribution Date were made in full, over the aggregate amount of Interest Collections and Principal Collections which pursuant to SECTION 2.2(a),
(b), (c), or (d) of this

Supplement have been allocated to the Series 1997-1 Noteholders during such period. For this purpose, amounts paid or determined pursuant to SECTION 2.2(a)(ii), (b)(ii), (c)(ii), and (d)(ii) of this Supplement shall be deemed allocated to the Series 1997-1 Noteholders.

            "Series 1997-1 Letter of Credit" means an irrevocable letter of credit, if any, substantially in the form of EXHIBIT D to this Supplement issued by a Series 1997-1 Eligible Letter of Credit Provider in favor of the Trustee for the benefit of the Series 1997-1 Noteholders and the Surety Provider in form and substance satisfactory (including the issuance of legal opinions addressing enforceability and preference issues) to the Surety Provider.

            "Series 1997-1 Letter of Credit Amount" means, as of any date of determination, the lesser of (a) the sum of (i) the aggregate amount available to be drawn on such date under each Series 1997-1 Letter of Credit, as specified therein, and (ii) if the Series 1997-1 Cash Collateral Account has been established and funded pursuant to SECTION 2.8 of this Supplement, the Series 1997-1 Available Cash Collateral Account Amount on such date and (b) the aggregate outstanding principal amount of the Series 1997-1 Demand Notes on such date.

            "Series 1997-1 Letter of Credit Expiration Date" means, with respect to any Series 1997-1 Letter of Credit, the expiration date set forth in such Series 1997-1 Letter of Credit, as such date may be extended in accordance with the terms of such Series 1997-1 Letter of Credit.

            "Series 1997-1 Letter of Credit Liquidity Amount" means, as of any date of determination, the sum of (a) the aggregate amount available to be drawn on such date under each Series 1997-1 Letter of Credit, as specified therein, and (b) if the Series 1997-1 Cash Collateral Account has been established and funded pursuant to SECTION 2.8 of this Supplement, the Series 1997-1 Available Cash Collateral Account Amount on such date.

            "Series 1997-1 Letter of Credit Provider" means the issuer of a Series 1997-1 Letter of Credit.

            "Series 1997-1 Letter of Credit Termination Date" means the first to occur of (a) the date on which the Series 1997-1 Notes are fully paid and the Surety Provider has been paid all Surety Provider Fees and all other Surety Provider Reimbursement Amounts then due, (b) the Series 1997-1 Termination Date and (c) such earlier date consented to by the Surety Provider and the Rating Agencies which consent by the Surety Provider shall be in writing.

            "Series 1997-1 Limited Liquidation Event of Default" means, so long as such event or condition continues, any event or condition of the type specified in clauses (a) through (g) of Article III of this Supplement; provided, however, that any event or condition of the type specified in clauses
(a) through (e) of Article III of this Supplement shall not constitute a Series 1997-1 Limited Liquidation Event of Default if (i) within such thirty (30) day period, such Amortization Event shall have been cured and, after such cure of such Amortization Event is provided for, the Trustee shall have received the written consent of the Surety Provider waiving the occurrence of such Series 1997-1 Limited Liquidation Event of Default or (ii) the Trustee shall have received the written consent of the Surety Provider waiving the occurrence of such Series 1997-1 Limited Liquidation Event of Default.

            "Series 1997-1 Liquidity Amount" means, as of any date of determination, the sum of (a) the Series 1997-1 Letter of Credit Liquidity Amount on such date and (b) the Series 1997-1 Available Reserve Account Amount on such date.

            "Series 1997-1 Maximum Aggregate Subaru/Hyundai/Suzuki Amount" means, as of any day, with respect to Subaru, Hyundai and Suzuki, in the aggregate, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

            "Series 1997-1 Maximum Amount" means any of the Series 1997-1 Maximum Manufacturer Amounts, the Series 1997-1 Maximum Non-Eligible Manufacturer Amount, the Series 1997-1 Maximum Non-Program Vehicle Amount or the Series 1997-1 Maximum Specified States Amount.

            "Series 1997-1 Maximum Individual Subaru/Hyundai/Suzuki Amount" means, as of any day, with respect to Subaru, Hyundai or Suzuki, individually, an amount equal to 5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

            "Series 1997-1 Maximum Manufacturer Amount" means, as of any day, any of the Series 1997-1 Maximum Mitsubishi Amount, the Series 1997-1 Maximum Individual Subaru/Hyundai/Suzuki Amount, the Series 1997-1 Maximum Aggregate Subaru/Hyundai/Suzuki Amount, the Series 1997-1 Maximum Mazda Amount or the Series 1997-1 Maximum Mazda Program Vehicle Amount.

            "Series 1997-1 Maximum Mazda Amount" means, as of any day, an amount equal to 20% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

            "Series 1997-1 Maximum Mazda Program Vehicle Amount" means, as of any day, an amount equal to the Series 1997-1 Maximum Mazda Program Vehicle Percentage of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

            "Series 1997-1 Maximum Mazda Program Vehicle Percentage" means 20% or such lesser percentage as may be agreed to in writing by AFC-II and the Surety Provider (initially 5%) on or after the Series 1997-1 Closing Date, with prompt written notice thereof delivered by AFC-II to the Trustee.

            "Series 1997-1 Maximum Mitsubishi Amount" means, as of any day, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

            "Series 1997-1 Maximum Non-Eligible Manufacturer Amount" means, as of any day, an amount equal to 3% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

            "Series 1997-1 Maximum Non-Program Vehicle Amount" means, as of any day, an amount equal to the Series 1997-1 Maximum Non-Program Vehicle Percentage of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

            "Series 1997-1 Maximum Non-Program Vehicle Percentage" means 25% or such lesser percentage as may be agreed to in writing by AFC-II and the Surety Provider (initially 25%) on or after the Series 1997-1 Closing Date, with prompt written notice thereof delivered by AFC-II to the Trustee.

            "Series 1997-1 Maximum Specified States Amount" means, as of any day, an amount equal to 7.5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

            "Series 1997-1 Monthly Interest" means, with respect to any Series 1997-1 Interest Period, the sum of the Class A-1 Monthly Interest and the Class A-2 Monthly Interest for such Series 1997-1 Interest Period.

            "Series 1997-1 Non-Program Vehicle Percentage" means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the aggregate Net Book Value of all Non-Program Vehicles leased under the AESOP I Operating Lease as of such date and the denominator of which is the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date.

            "Series 1997-1 Noteholders" means the Class A-1 Noteholders and the Class A-2 Noteholders.

            "Series 1997-1 Note Rate" means the Class A-1 Note Rate or the Class A-2 Note Rate, as the context may require.

            "Series 1997-1 Notes" means, collectively, the Class A-1 Notes and the Class A-2 Notes.

            "Series 1997-1 Overcollateralization Amount" means (i) as of any date on which no AESOP I Operating Lease Vehicle Deficiency exists, the Series 1997-1 Required Overcollateralization Amount as of such date and (ii) as of any date on which an AESOP I Operating Lease Vehicle Deficiency exists, the excess, if any, of (x) the Series 1997-1 AESOP I Operating Lease Loan Agreement Borrowing Base as of such date over (y) the Series 1997-1 Invested Amount as of such date.

            "Series 1997-1 Percentage" means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Series 1997-1 Invested Amount as of such date and the denominator of which is the aggregate Invested Amount of each Series of Notes outstanding as of such date.

            "Series 1997-1 Principal Allocation" has the meaning specified in
Section 2.2(a)(ii) of this Supplement.

            "Series 1997-1 Program Vehicle Percentage" means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the aggregate Net Book Value of all Program Vehicles leased under the AESOP I Operating Lease as of such date and the denominator of which is the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date.

            "Series 1997-1 Rapid Amortization Period" means the period beginning at the close of business on the Business Day immediately preceding the day on which an Amortization Event is deemed to have occurred with respect to the Series 1997-1 Notes and ending upon the earliest to occur of (i) the date on which the Series 1997-1 Notes are fully paid and the Surety Provider has been paid all Surety Provider Fees and all other Surety Provider Reimbursement Amounts then due, (ii) the Series 1997-1 Termination Date and (iii) the termination of the Indenture.

            "Series 1997-1 Reimbursement Agreement" means any and each agreement providing for the reimbursement of a Series 1997-1 Letter of Credit Provider for draws under its Series 1997-1 Letter of Credit as the same may be amended, supplemented, restated or otherwise modified from time to time.

            "Series 1997-1 Repurchase Amount" has the meaning specified in
Section 6.1 of this Supplement.

            "Series 1997-1 Required AESOP I Operating Lease Vehicle Amount" means, as of any date of determination, the sum of the Series 1997-1 Invested Amount and the Series 1997-1 Required Overcollateralization Amount as of such date.

            "Series 1997-1 Required Enhancement Amount" means, as of any date of determination, the sum of (i) the product of the Series 1997-1 Required Enhancement Percentage as of such date and the Series 1997-1 Invested Amount as of such date, (ii) the Series 1997-1 Percentage of the excess, if any, of the Non-Program Vehicle Amount as of such date over the Series 1997-1 Maximum Non-Program Vehicle Amount as of such date, (iii) the Series 1997-1 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the Leases as of such date over the Series 1997-1 Maximum Mitsubishi Amount as of such date, (iv) the Series 1997-1 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Subaru, Hyundai or Suzuki, individually, and leased under the Leases as of such date over the Series 1997-1 Maximum Individual Subaru/Hyundai/Suzuki Amount as of such date, (v) the Series 1997-1 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Subaru, Hyundai or Suzuki, in the aggregate, and leased under the Leases as of such date over the Series 1997-1 Maximum Aggregate Subaru/Hyundai/Suzuki Amount as of such date, (vi) the Series 1997-1 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Mazda and leased under the Leases as of such date over the Series 1997-1 Maximum Mazda Amount as of such date, (vii) the Series 1997-1 Percentage of the excess, if any, of the aggregate Net Book Value of all Program Vehicles manufactured by Mazda and leased under the Leases as of such date over the Series 1997-1 Maximum Mazda Program Vehicle Amount as of such date, (viii) the Series 1997-1 Percentage of the excess, if any, of the Specified States Amount as of such date over the Series 1997-1 Maximum Specified States Amount as of such date and (ix) the Series 1997-1 Percentage of the excess, if any, of the

Non-Eligible Manufacturer Amount as of such date over the Series 1997-1 Maximum Non-Eligible Manufacturer Amount as of such date.

            "Series 1997-1 Required Enhancement Percentage" means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the sum of (i) the product of (A) 11% times (B) the Series 1997-1 Program Vehicle Percentage as of such date times (C) the Series 1997-1 Invested Amount as of such date and (ii) the product of (A) the Series 1997-1 Required Non-Program Enhancement Percentage as of such date times (B) the Series 1997-1 Non-Program Vehicle Percentage as of such date times (C) the Series 1997-1 Invested Amount as of such date and the denominator of which is the Series 1997-1 Invested Amount as of such date.

            "Series 1997-1 Required Liquidity Amount" means, with respect to any Distribution Date, an amount equal to 4.00% of the Series 1997-1 Invested Amount on such Distribution Date (after giving effect to any payments of principal to be made on the Series 1997-1 Notes on such Distribution Date).

            "Series 1997-1 Required Non-Program Enhancement Percentage" means, as of any date of determination, the greater of (a) 15% and (b) the sum of (i) 15% and (ii) the sum, for each calendar month within the preceding twelve calendar months (or such fewer number of calendar months as have elapsed since the Series 1997-1 Closing Date), of the greater of (x) an amount (not less than zero) equal to 100% minus the Measurement Month Average for the immediately preceding Measurement Month and (y) an amount (not less than zero) equal to 100% minus the Market Value Average as of the Determination Date within such calendar month (excluding the Market Value Average for any Determination Date which has not yet occurred).

            "Series 1997-1 Required Overcollateralization Amount" means, as of any date of determination, the excess, if any, of the Series 1997-1 Required Enhancement Amount over the sum of (i) the Series 1997-1 Letter of Credit Amount as of such date and (ii) the amount of cash and Permitted Investments on deposit in the Series 1997-1 Collection Account (not including amounts allocable to the Series 2001-1 Accrued Interest Account) and the Series 1997-1 Excess Collection Account on such date.

            "Series 1997-1 Required Reserve Account Amount" means, with respect to any Distribution Date, an amount equal to the excess, if any, of the Series 1997-1 Required Liquidity Amount on such Distribution Date over the Series 1997-1 Liquidity Amount (calculated as if the Series 1997-1 Available Reserve Account Amount is zero) on such Distribution Date (after giving effect to any payments of principal to be made on the Series 1997-1 Notes an such Distribution
Date).

            "Series 1997-1 Reserve Account" has the meaning specified in Section 2.7(a) of this Supplement.

            "Series 1997-1 Reserve Account Collateral" has the meaning specified in Section 2.7(d) of this Supplement.

            "Series 1997-1 Reserve Account Surplus" means, with respect to any Distribution Date, the excess, if any, of the Series 1997-1 Available Reserve Account Amount over the Series 1997-1 Required Reserve Account Amount on such Distribution Date.

            "Series 1997-1 Revolving Period" means the period from and including the Series 1997-1 Closing Date to the earlier of (i) the commencement of the Series 1997-1 Controlled Amortization Period and (ii) the commencement of any Series 1997-1 Rapid Amortization Period.

            "Series 1997-1 Termination Date" means the October 2003 Distribution Date.

            "SERIES 1997-1 UNPAID DEMAND AMOUNT" shall mean, with respect to any single draw pursuant to Section 2.5(b) or (c) on the Series 1997-1 Letters of Credit, the aggregate amount drawn by the Trustee on all Series 1997-1 Letters of Credit.

            "Series 1997-2 Supplement" means the supplement to the Base Indenture authorizing the issuance of the Series of Notes designated as the Series 1997-2 Notes.

            "Series 1997-1 Shortfall" has the meaning specified in Section 2.3(h) of this Supplement.

            "Supplement" has the meaning set forth in the preamble.

            "Surety Bond" means the Note Guaranty Insurance Policy No. 24464, dated July 30, 1997, issued by the Surety Provider.

            "Surety Default" means (i) the occurrence and continuance of any failure by the Surety Provider to pay upon a demand for payment in accordance with the requirements of the Surety Bond or (ii) the occurrence of an Event of Bankruptcy with respect to the Surety Provider.

            "Surety Provider" means MBIA Insurance Corporation, a New York stock insurance company. The Surety Provider shall constitute an "Enhancement Provider" with respect to the Series 1997-1 Notes for all purposes under the Indenture and the other Related Documents.

            "Surety Provider Fee" has the meaning set forth in the Insurance Agreement.

            "Surety Provider Reimbursement Amounts" means, as of any date of determination, (i) an amount equal to the aggregate of any amounts due as of such date to the Surety Provider pursuant to the Insurance Agreement in respect of unreimbursed draws under the Surety Bond, including interest thereon determined in accordance with the Insurance Agreement, and (ii) an amount equal to the aggregate of any other amounts due as of such date to the Surety Provider pursuant to the Insurance Agreement.

            "Temporary Global Class A-1 Note" has the meaning specified in
Section 5.2 of this Supplement.

            "Temporary Global Class A-2 Note" has the meaning specified in
Section 5.2 of this Supplement.

            "Termination Date Disbursement" means an amount drawn under a Series 1997-1 Letter of Credit pursuant to a Certificate of Termination Date Demand.

            "Termination Disbursement" means an amount drawn under a Series 1997-1 Letter of Credit pursuant to a Certificate of Termination Demand.

            "Unpaid Demand Note Disbursement" means an amount drawn under a Series 1997-1 Letter of Credit pursuant to a Certificate of Unpaid Demand Note Demand.

            "Waiver Event" means the occurrence of the delivery of a Waiver Request and the subsequent waiver of any Series 1997-1 Maximum Amount.

            "Waiver Request" has the meaning set forth in Article IV of this Supplement.

                                   ARTICLE II

                            SERIES 1997-1 ALLOCATIONS

            With respect to the Series 1997-1 Notes only, the following shall apply:

            Section 2.1 ESTABLISHMENT OF SERIES 1997-1 COLLECTION ACCOUNT, SERIES 1997-1 EXCESS COLLECTION ACCOUNT AND SERIES 1997-1 ACCRUED INTEREST ACCOUNT. All Collections allocable to the Series 1997-1 Notes shall be allocated to the Collection Account.

            (b) The Trustee will create three administrative subaccounts within the Collection Account for the benefit of the Series 1997-1 Noteholders and the Surety Provider: the Series 1997-1 Collection Account (such sub-account, the "Series 1997-1 Collection Account"), the Series 1997-1 Excess Collection Account (such sub-account, the "Series 1997-1 Excess Collection Account") and the Series 1997-1 Accrued Interest Account (such sub-account, the "Series 1997-1 Accrued Interest Account").

            Section 2.2 ALLOCATIONS WITH RESPECT TO THE SERIES 1997-1 NOTES. The proceeds from the initial sale of the Series 1997-1 Notes will be deposited into the Collection Account. On each Business Day on which Collections are deposited into the Collection Account (each such date, a "Series 1997-1 Deposit Date"), the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate all amounts deposited into the Collection Account in accordance with the provisions of this Section 2.2:

            (a) ALLOCATIONS OF COLLECTIONS DURING SERIES 1997-1 REVOLVING PERIOD. During the Series 1997-1 Revolving Period, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate on each day, prior to 11:00 a.m. (New York City time) on each Series 1997-1 Deposit Date, all amounts deposited into the Collection Account as set forth below:

                  (i) allocate to the Series 1997-1 Collection Account an amount equal to the Series 1997-1 Invested Percentage (as of such day) of the aggregate amount of Interest Collections on such day. All such amounts allocated to the Series 1997-1 Collection Account shall be further allocated to the Series 1997-1 Accrued Interest Account; and

                  (ii) allocate to the Series 1997-1 Excess Collection Account an amount equal to the Series 1997-1 Invested Percentage (as of such day) of the aggregate amount of Principal Collections on such day (for any such day, the "Series 1997-1 Principal Allocation"); PROVIDED, HOWEVER, if a Waiver Event shall have occurred, then such allocation shall be modified as provided in Article IV of this Supplement.

            (b) ALLOCATIONS OF COLLECTIONS DURING ANY SERIES 1997-1 CONTROLLED AMORTIZATION PERIOD. With respect to any Series 1997-1 Controlled Amortization Period, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate, prior to 11:00 a.m. (New York City time) on any Series 1997-1 Deposit Date, all amounts deposited into the Collection Account as set forth below:

                  (i) allocate to the Series 1997-1 Collection Account an amount determined as set forth in Section 2.2(a)(i) above for such day, which amount shall be further allocated to the Series 1997-1 Accrued Interest Account; and

                  (ii) (A) with respect to the Class A-1 Controlled Amortization
            Period, allocate to the Series 1997-1 Collection Account an amount equal to the Series 1997-1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class A-1 Notes; PROVIDED, HOWEVER, that if the Monthly Total Principal Allocation exceeds the Class A-1 Controlled Distribution Amount, then the amount of such excess shall be allocated to the Series 1997-1 Excess Collection Account; and PROVIDED FURTHER that if a Waiver Event shall have occurred, then such allocation shall be modified as provided in Article IV of this Supplement; and (B) with respect to the Class A-2 Controlled Amortization Period, allocate to the Series 1997-1 Collection Account an amount equal to the Series 1997-1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class A-2 Notes; PROVIDED, HOWEVER, that if the Monthly Total Principal Allocation exceeds the Class A-2 Controlled Distribution Amount, then the amount of such excess shall be allocated to the Series 1997-1 Excess Collection Account; and PROVIDED FURTHER that if a Waiver Event shall have occurred, then such allocation shall be modified as provided in Article IV of this Supplement.

            (c) ALLOCATIONS OF COLLECTIONS DURING THE SERIES 1997-1 RAPID AMORTIZATION PERIOD. With respect to the Series 1997-1 Rapid Amortization Period, other than after the occurrence of an Event of Bankruptcy with respect to ARAC, any other Lessee or Avis Group Holdings, Inc. ("AGH"), the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate, prior to 11:00 a.m. (New York City time) on any Series 1997-1 Deposit Date, all amounts deposited into the Collection Account as set forth below:

                  (i) allocate to the Series 1997-1 Collection Account an amount determined as set forth in Section 2.2(a)(i) above for such day, which amount shall be further allocated to the Series 1997-1 Accrued Interest Account; and

                  (ii) allocate to the Series 1997-1 Collection Account an
            amount equal to the Series 1997-1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class A-1 Notes and the Class A-2 Notes, ratably, without preference or priority of any kind, until the Series 1997-1 Invested Amount is paid in full.

            (d) ALLOCATIONS OF COLLECTIONS AFTER THE OCCURRENCE OF AN EVENT OF BANKRUPTCY. After the occurrence of an Event of Bankruptcy with respect to ARAC, any other Lessee or AGH, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate, prior to 11:00 a.m. (New York City time) on any Series 1997-1 Deposit Date, all amounts attributable to the AESOP I Operating Lease Loan Agreement deposited into the Collection Account as set forth below:

                  (i) allocate to the Series 1997-1 Collection Account an amount equal to the Series 1997-1 AESOP I Operating Lease Vehicle Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of Interest Collections made under the AESOP I Operating Lease Loan Agreement. All such amounts allocated to the Series 1997-1 Collection Account shall be further allocated to the Series 1997-1 Accrued Interest Account;

                  (ii) allocate to the Series 1997-1 Collection Account an
            amount equal to the Series 1997-1 AESOP I Operating Lease Vehicle Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of Principal Collections made under the AESOP I Operating Lease Loan Agreement, which amount shall be used to make principal payments in respect of the Class A-1 Notes and the Class A-2 Notes, ratably, without preference or priority of any kind, until the Series 1997-1 Invested Amount is paid in full.

      After the occurrence of an Event of Bankruptcy with respect to ARAC, any other Lessee or AGH, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate all, amounts attributable to the AESOP I Finance Lease Loan Agreement and the AESOP II Loan Agreement in accordance with the provisions of the Series 1997-2 Supplement.

            (e) SERIES 1997-1 EXCESS COLLECTION ACCOUNT. Amounts allocated to the Series 1997-1 Excess Collection Account on any Series 1997-1 Deposit Date will be (w) first, deposited in the Series 1997-1 Reserve Account in an amount up to the excess, if any, of the Series 1997-1 Required Reserve Account Amount for such date over the Series 1997-1 Available Reserve Account Amount for such date, (x) second, used to pay the principal amount of other Series of Notes that are then in amortization, (y) third, released to AESOP Leasing in an amount equal to the product of (A) the Loan Agreement's Share with respect to the AESOP I Operating Lease Loan Agreement as of such date TIMES (B) 100% minus the Loan Payment Allocation Percentage with respect to the AESOP I Operating Lease Loan Agreement as of such date TIMES (C) the amount of any remaining funds and (z) fourth, paid to AFC-II and used to make Loans under the Loan Agreements to the extent the Borrowers have requested Loans thereunder, Eligible Vehicles are available for financing thereunder; provided, in the case of clauses (x), (y) and (z), that no Amortization Event, Series 1997-1 Enhancement Deficiency or AESOP I Operating Lease Vehicle Deficiency would result therefrom or exist immediately thereafter. Upon the occurrence of an Amortization Event, funds on deposit in the Series 1997-1 Excess Collection Account will be withdrawn by the Trustee, deposited in the Series 1997-1 Collection Account and allocated as Principal Collections to reduce the Series 1997-1 Invested Amount on the immediately succeeding Distribution Date.

            Section 2.3 PAYMENTS TO NOTEHOLDERS. On each Determination Date, as provided below, the Administrator shall instruct the Paying Agent in writing pursuant to the Administration Agreement to withdraw, and on the following Distribution Date the Paying Agent, acting in accordance with such instructions, shall withdraw the amounts required to be withdrawn from the Collection Account pursuant to Sections 2.3(a) and (g) below in respect of all funds available from Interest Collections processed since the preceding Distribution Date and allocated to the holders of the Series 1997-1 Notes.

            (a) NOTE INTEREST WITH RESPECT TO THE SERIES 1997-1 NOTES. On each Determination Date, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to Administration Agreement as to the amount to be withdrawn and paid pursuant to Section 2.4 of this Supplement from the Series 1997-1 Accrued Interest Account to the extent funds are anticipated to be available from Interest Collections allocable to the Series 1997-1 Notes processed from but not including the preceding Distribution Date through the succeeding Distribution Date in respect of
      (x) first, an amount equal to Series 1997-1 Monthly Interest for the Series 1997-1 Interest Period ending on the day preceding the related Distribution Date, (y) second, an amount equal to the amount of any unpaid Series 1997-1 Shortfalls as of the preceding Distribution Date (together with any accrued interest on such Series 1997-1 Shortfalls) and (z) third, an amount equal to the Surety Provider Fee for such Series 1997-1 Interest Period PLUS any Surety Provider Reimbursement Amounts then due and owing. On the following Distribution Date, the Trustee shall withdraw the amounts described in Section 2.3 from the Series 1997-1 Accrued Interest Account and deposit such amounts in the Series 1997-1 Distribution Account.

            (b) LEASE PAYMENT DEFICIT NOTICE. On or before 10:00 a.m. (New York City time) on each Distribution Date, the Administrator shall notify the Trustee and the Surety Provider of the amount of any Series 1997-1 Lease Payment Deficit, such notification to be in the form of EXHIBIT E to this Supplement (each a "LEASE PAYMENT DEFICIT NOTICE").

            (c) WITHDRAWALS FROM SERIES 1997-1 RESERVE ACCOUNT. If the Administrator determines on any Distribution Date that the amounts available from the Series 1997-1 Accrued Interest Account are insufficient to pay the sum of the amounts described in clauses (x), (y) and (z) of
      SECTION 2.3(a) above on such Distribution Date, the Administrator shall instruct the Trustee in writing to withdraw from the Series 1997-1 Reserve Account and deposit in the Series 1997-1 Distribution Account on such Distribution Date an amount equal to the lesser of the Series 1997-1 Available Reserve Account Amount and such insufficiency. During the continuance of a Surety Default, no amounts in respect of the Surety Provider Fee shall be drawn from the Series 1997-1 Reserve Account. The Trustee shall withdraw such amount from the Series 1997-1 Reserve Account and deposit such amount in the Series 1997-1 Distribution Account.

            (d) DRAWS ON SERIES 1997-1 LETTER OF CREDIT PRIOR TO THE SERIES 1997-1 RAPID AMORTIZATION PERIOD. If the Administrator determines on any Distribution Date prior to the commencement of the Series 1997-1 Rapid Amortization Period that the sum of the amounts available from the Series 1997-1 Accrued Interest Account PLUS the amount, if any, to be withdrawn from the Series 1997-1 Reserve Account pursuant to SECTION 2.3(c) above is insufficient to pay the sum of the amounts described in clauses (x), (y) and (z) of SECTION 2.3(a) above on such Distribution Date, the Administrator shall instruct the Trustee in writing to draw on the Series 1997-1 Letter of Credit and, upon receipt of such notice by the Trustee on or prior to 11:00 a.m. (New York City time) on such Distribution Date, the Trustee shall, by 12:00 noon (New York City time) on such Distribution Date draw an amount (the "SECTION 2.3(d) AMOUNT") equal to the least of
      (i) such insufficiency, (ii) the Series 1997-1 Lease Payment Deficit on such Distribution Date and (iii) the Series 1997-1 Letter of Credit Liquidity Amount, on the Series 1997-1 Letters of Credit by presenting to each Series 1997-1 Letter of Credit Provider a draft (with a copy to the Surety Provider) accompanied by a Certificate of Lease Deficit Demand and shall cause the Lease Deficit Disbursement to be deposited in the Series 1997-1 Distribution Account on such Distribution Date; PROVIDED, HOWEVER that if the Series 1997-1 Cash Collateral Account has been established and funded, the Administrator shall instruct the Trustee in writing to withdraw from the Series 1997-1 Cash Collateral Account and deposit in the Series 1997-1 Distribution Account a portion of the Section 2.3(d) Amount equal to the lesser of (x) the Series 1997-1 Cash Collateral Percentage on such Distribution Date of the lesser of such insufficiency and the Series 1997-1 Lease Payment Deficit and (y) the Series 1997-1 Available Cash Collateral Account Amount on such Distribution Date and draw an amount equal to the remainder of the Section 2.3(d) Amount on the Series 1997-1 Letters of Credit. During the continuance of a Surety Default, no amounts in respect of the Surety Provider Fee shall be drawn on the Series 1997-1 Letters of Credit.

            (e) DRAWS ON SERIES 1997-1 LETTER OF CREDIT DURING A SERIES 1997-1 RAPID AMORTIZATION PERIOD. If the Administrator determines on any Distribution Date during the Series 1997-1 Rapid Amortization Period that there exists a Series 1997-1 Lease Payment Deficit, the Administrator shall instruct the Trustee in writing to draw on the Series 1997-1 Letters of Credit and, upon receipt of such notice by the Trustee on or prior to 11:00 a.m. (New York City time) on such Distribution Date, the Trustee shall, by 12:00 noon (New York City time) on such Distribution Date draw an amount (the "SECTION 2.3(e)

      AMOUNT") equal to the lesser of (i) such Series 1997-1 Lease Payment Deficit and (ii) the Series 1997-1 Letter of Credit Liquidity Amount, on the Series 1997-1 Letters of Credit by presenting to each Series 1997-1 Letter of Credit Provider (with a copy to the Surety Provider) a draft accompanied by a Certificate of Lease Deficit Demand and shall cause the Lease Deficit Disbursement to be deposited in the Series 1997-1 Collection Account on such Distribution Date; PROVIDED, HOWEVER that if the Series 1997-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 1997-1 Cash Collateral Account and deposit in the Series 1997-1 Collection Account a portion of the Section 2.3(e) Amount equal to the lesser of (x) the Series 1997-1 Cash Collateral Percentage on such Distribution Date of the Series 1997-1 Lease Payment Deficit and (y) the Series 1997-1 Available Cash Collateral Account Amount on such Distribution Date and draw an amount equal to the remainder of the
      Section 2.3(e) Amount on the Series 1997-1 Letters of Credit. During the continuance of a Surety Default, no amounts in respect of the Surety Provider Fee shall be drawn on the Series 1997-1 Letters of Credit.

            (f) SURETY BOND. If the Administrator determines on any Distribution Date that the sum of the amounts available from the Series 1997-1 Accrued Interest Account PLUS the amount, if any, to be withdrawn from the Series 1997-1 Reserve Account pursuant to SECTION 2.3(c) above PLUS the amount, if any, to be drawn under the Series 1997-1 Letters of Credit (and/or withdrawn from the Series 1997-1 Cash Collateral Account) pursuant to SECTIONS 2.3(d) or (e) above is insufficient to pay the Series 1997-1 Monthly Interest for such Distribution Date, the Administrator shall instruct the Trustee in writing to make a demand on the Surety Bond and, upon receipt of such notice by the Trustee on or prior to 11:00 a.m. (New York City time) on such Distribution Date, the Trustee shall, by 12:00 noon (New York City time) on such Distribution Date, make a demand on the Surety Bond in an amount equal to such insufficiency in accordance with the terms thereof (PROVIDED that for the purposes of a draw on the Surety Bond, the phrase "amounts in the Series 1997-1 Accrued Interest Account and the Series 1997-1 Reserve Account" in the Surety Bond shall include, without duplication, the Series 1997-1 Liquidity Amount) and shall cause the proceeds thereof to be deposited in the Series 1997-1 Distribution Account.

            (g) BALANCE. On or prior to the second Business Day preceding each Distribution Date, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement to pay the balance (after making the payments required in Section 2.3(a) of this Supplement), if any, of the Interest Collections allocated to holders of the Series 1997-1 Notes since the preceding Distribution Date as follows:

                  (i) on each Distribution Date during the Series 1997-1
            Revolving Period or any Series 1997-1 Controlled Amortization Period, (1) first, to the Surety Provider, in an amount equal to (x) the Surety Provider Fee for the related Series 1997-1 Interest Period and, without duplication, (y) any Surety Provider Reimbursement Amounts then due and owing, (2) second, to the Administrator, an amount equal to the Series 1997-1 Percentage as of the beginning of such

            Series 1997-1 Interest Period of the portion of the Monthly Administration Fee payable by AFC-II (as specified in clause (iii) of the definition thereof) for such Series 1997-1 Interest Period,
            (3) third, to the Trustee, an amount equal to the Series 1997-1 Percentage as of the beginning of such Series 1997-1 Interest Period of the Trustee's fees for such Series 1997-1 Interest Period, (4) fourth, to pay any Carrying Charges (other than Carrying Charges provided for above) to the Persons to whom such amounts are owed, an amount equal to the Series 1997-1 Percentage as of the beginning of such Series 1997-1 Interest Period of such Carrying Charges (other than Carrying Charges provided for above) for such Series 1997-1 Interest Period and (5) fifth, the balance, if any ("Excess Collections"), shall be withdrawn by the Paying Agent from the Series 1997-1 Collection Account and deposited in the Series 1997-1 Excess Collection Account; and

                  (ii) on each Distribution Date during the Series 1997-1 Rapid
            Amortization Period, (1) first, to the Surety Provider, in an amount equal to (x) the Surety Provider Fee for the related Series 1997-1 Interest Period and, without duplication, (y) any Surety Provider Reimbursement Amounts then due and owing, (2) second, to the Trustee, an amount equal to the Series 1997-1 Percentage as of the beginning of such Series 1997-1 Interest Period of the Trustee's fees for such Series 1997-1 Interest Period, (3) third, to the Administrator, an amount equal to the Series 1997-1 Percentage as of the beginning of such Series 1997-1 Interest Period of the portion of the Monthly Administration Fee (as specified in clause (iii) of the definition thereof) payable by AFC-II for such Series 1997-1 Interest Period, (4) fourth, to pay any Carrying Charges (other than Carrying Charges provided for above) to the Persons to whom such amounts are owed, an amount equal to the Series 1997-1 Percentage as of the beginning of such Series 1997-1 Interest Period of such Carrying Charges (other than Carrying Charges provided for above) for such Series 1997-1 Interest Period and (5) fifth, the balance, if any, shall constitute Excess Collections and shall be withdrawn by the Paying Agent from the Series 1997-1 Collection Account and deposited in the Series 1997-1 Excess Collection Account.

            (h) SHORTFALLS. If the amounts described in Section 2.3 are insufficient to pay the Series 1997-1 Monthly Interest on any Distribution Date, payments of interest to the Series 1997-1 Noteholders will be reduced on a PRO RATA basis by the amount of such deficiency. The aggregate amount, if any, of such deficiency on any Distribution Date shall be referred to as the "Series 1997-1 Shortfall." Interest shall accrue on any Series 1997-1 Shortfall at the Series 1997-1 Note Rate.

            Section 2.4 PAYMENT OF NOTE INTEREST. On each Distribution Date, subject to Section 9.8 of the Base Indenture, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay to the Series 1997-1 Noteholders from the Series 1997-1 Distribution Account the amount deposited in the Series 1997-1 Distribution Account for the payment of interest pursuant to
Section 2.3(a) of this Supplement and, to the extent necessary to pay interest on the Series 1997-1 Notes, first, amounts on deposit in the Series 1997-1 Collection Account, second, amounts on deposit in the Series 1997-1 Reserve Account and third, proceeds of a demand on the Surety Bond made in accordance with the terms thereof.

            Section 2.5 PAYMENT OF NOTE PRINCIPAL. MONTHLY PAYMENTS DURING CONTROLLED AMORTIZATION PERIOD OR RAPID AMORTIZATION PERIOD. Commencing on the second Determination Date during the Class A-1 Controlled Amortization Period or the Class A-2 Controlled Amortization Period, as the case may be, or the first Determination Date after the commencement of the Series 1997-1 Rapid Amortization Period, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement and in accordance with this Section 2.5 as to (i) the amount allocated to the Series 1997-1 Notes during the Related Month pursuant to Section 2.2(b)(ii), (c)(ii) or (d)(ii), as the case may be, of this Supplement, (ii) any amounts to be withdrawn from the Series 1997-1 Reserve Account or the Series 1997-1 Cash Collateral Account and deposited into the Series 1997-1 Distribution Account, (iii) any amounts to be drawn on the Series 1997-1 Letters of Credit and (iv) the amount of any demand on the Surety Bond in accordance with the terms thereof. On the Distribution Date following each such Determination Date, the Trustee shall withdraw the amount allocated to the Series 1997-1 Notes during the Related Month pursuant to
Section 2.2(b)(ii), (c)(ii) or (d)(ii), as the case may be, of this Supplement from the Series 1997-1 Collection Account and deposit such amount in the Series 1997-1 Distribution Account, to be paid to the holders of the Series 1997-1 Notes. The entire principal amount of all Outstanding Class A-2 Notes shall be due and payable on the Class A-2 Final Distribution Date.

            (b) FINAL DISTRIBUTION DATE. If the amount to be deposited in the Series 1997-1 Distribution Account in accordance with SECTION 2.5(a) of this Supplement with respect to the Series 1997-1 Final Distribution Date is less than the Series 1997-1 Invested Amount, then, prior to 10:00 a.m. (New York City time) on the second Business Day prior to such Series 1997-1 Final Distribution Date, the Administrator shall instruct the Trustee in writing (with a copy to the Surety Provider) to withdraw from the Series 1997-1 Reserve Account, an amount equal to the lesser of the Series 1997-1 Available Reserve Account Amount and such insufficiency and deposit it in the Series 1997-1 Distribution Account on the Series 1997-1 Final Distribution Date. The Trustee shall withdraw such amount from the Series 1997-1 Reserve Account and deposit such amount in the Series 1997-1 Distribution Account on or prior to the Series 1997-1 Final Distribution Date. If the Series 1997-1 Available Reserve Account Amount is less than such insufficiency and there are any Series 1997-1 Letters of Credit on such date, then, prior to 10:00 a.m. (New York City time) on the second Business Day prior to such Series 1997-1 Final Distribution Date, the Administrator shall instruct the Trustee in writing (with a copy to the Surety Provider) to make a demand (a "DEMAND NOTICE") substantially in the form attached hereto as EXHIBIT F on the Demand Note Issuers for payment under the Series 1997-1 Demand Notes in an amount equal to the least of (i) the aggregate outstanding principal amount of the Series 1997-1 Demand Notes, (ii) such remaining insufficiency and (iii) the Series 1997-1 Letter of Credit Liquidity Amount. The Trustee shall, prior to 12:00 noon (New York City time) on the second day preceding the Series 1997-1 Final Distribution Date, deliver such Demand Notice to the Demand Note Issuers; PROVIDED, HOWEVER, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to a Demand Note Issuer shall have occurred and be continuing, the Trustee shall not be required to deliver such Demand Notice to the Demand Note Issuers.

The Trustee shall cause the proceeds of any demand on the Series 1997-1 Demand Notes to be deposited into the Series 1997-1 Distribution Account. In the event that either (x) on or prior to 10:00 a.m. (New York City time) on the Business Day immediately preceding any Distribution Date next succeeding any date on which a Demand Notice has been transmitted by the Trustee to the Demand Note Issuers pursuant to this SECTION 2.5(b), the Demand Note Issuers shall have failed to pay to the Trustee or deposit into the Series 1997-1 Distribution Account the amount specified in such Demand Notice in whole or in part or (y) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to one or more of the Demand Note Issuers, the Trustee shall not have delivered such Demand Notice to the Demand Note Issuers on the second Business Day preceding the Series 1997-1 Final Distribution Date, then, in the case of (x) or (y), the Trustee shall draw on the Series 1997-1 Letters of Credit by 12:00 noon (New York City time) on such Business Day an amount equal to the lesser of (a) the amount that the Demand
Note Issuers failed to pay under the Series 1997-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (b) the Series 1997-1 Letter of Credit Amount on such Business Day by presenting to each Series 1997-1 Letter of Credit Provider (with a copy to the Surety Provider) a draft accompanied by a Certificate of Unpaid Demand Note Demand; PROVIDED, HOWEVER that if the Series 1997-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 1997-1 Cash Collateral Account and deposit in the Series 1997-1 Distribution Account an amount equal to the lesser of (x) the Series 1997-1 Cash Collateral Percentage on such Business Day of the amount that the Demand Note Issuers failed to pay under the Series 1997-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (y) the Series 1997-1 Available Cash Collateral Account Amount on such Business Day and draw an amount equal to the remainder of the amount that the Demand Note Issuers failed to pay under the Series 1997-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) on the Series 1997-1 Letters of Credit. The Trustee shall deposit, or cause the deposit of, the proceeds of any draw on the Series 1997-1 Letters of Credit and the proceeds of any withdrawal from the Series 1997-1 Cash Collateral Account to be deposited in the Series 1997-1 Distribution Account. If, after giving effect to the deposit into the Series 1997-1 Distribution Account of the amount to be deposited in accordance with SECTION 2.5(a) of this Supplement and the amounts described in the preceding three sentences, the amount to be deposited in the Series 1997-1 Distribution Account with respect to the Series 1997-1 Final Distribution Date is or will be less than the Series 1997-1 Invested Amount, as the case may be, the Trustee shall make a demand on the Surety Bond by 12:00 p.m. (New York City time) on the second Business Day preceding such Distribution Date in an amount equal to such insufficiency in accordance with the terms thereof (PROVIDED that for the purposes of a draw on the Surety Bond, the phrase "amounts in the Series 1997-1 Accrued Interest Account and the Series 1997-1 Reserve Account" in the Surety Bond shall include, without duplication, the Series 1997-1 Liquidity Amount) and shall cause the proceeds thereof to be deposited in the Series 1997-1 Distribution Account. The entire outstanding principal amount of the Series 1997-1 Notes shall be due and payable on the Series 1997-1 Final Distribution Date.

            (c) PRINCIPAL DEFICIT AMOUNT. If on any Determination Date, the Administrator determines that the Principal Deficit Amount with respect to the next succeeding Distribution Date will be greater than zero, prior to 10:00 a.m. (New York City time) on the second Business Day prior to such Distribution Date, the Administrator shall instruct the Trustee in writing (with a copy to the Surety Provider) to withdraw from the Series 1997-1 Reserve Account and deposit in the Series 1997-1 Distribution Account on the following Distribution Date an amount equal to the lesser of (i) the Series 1997-1 Available Reserve Account Amount and (ii) the Principal Deficit Amount. The Trustee shall withdraw such amount from the Series 1997-1 Reserve Account and deposit such amount in the Series 1997-1 Distribution Account on or prior to such Distribution Date. If the Series 1997-1 Available Reserve Account Amount is less than the Principal Deficit Amount and there are any Series 1997-1 Letters of Credit on such date, prior to 10:00 a.m. (New York City time) on the second Business Day prior to such Distribution Date, the Administrator shall instruct the Trustee in writing to deliver a Demand Notice to the Demand Note Issuers demanding payment of an amount equal to the least of
(A) the aggregate outstanding principal amount of the Series 1997-1 Demand Notes, (B) the remaining Principal Deficit Amount and (C) the Series 1997-1 Letter of Credit Liquidity Amount. The Trustee shall, prior to 12:00 noon (New York City time) on the second Business Day preceding such Distribution Date, deliver such Demand Notice to the Demand Note Issuers; PROVIDED, HOWEVER, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to a Demand Note Issuer shall have occurred and be continuing, the Trustee shall not be required to deliver such Demand Notice to the Demand Note Issuers. The Trustee shall cause the proceeds of any demand on the Series 1997-1 Demand Note to be deposited into the Series 1997-1 Distribution Account. In the event that either (x) on or prior to 10:00 a.m. (New York City time) on the Business Day prior to such Distribution Date, any Demand Note Issuer shall have failed to pay to the Trustee or deposit in the Series 1997-1 Distribution Account the amount specified in such Demand Notice in whole or in part or (y) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of 60 consecutive days) with respect to any Demand Note Issuer, the Trustee shall not have delivered such Demand Notice to the Demand Note Issuers on the second Business Day preceding such Distribution Date, then, in the case of (x) or (y), the Trustee shall on such Business Day draw on the Series 1997-1 Letters of Credit an amount equal to the lesser of (i) Series 1997-1 Letter of Credit Amount and (ii) the aggregate amount that the Demand Note Issuers failed to pay under the Series 1997-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) by presenting to each Series 1997-1 Letter of Credit Provider (with a copy to the Surety Provider) a draft accompanied by a Certificate of Unpaid Demand Note Demand; PROVIDED, HOWEVER, that if the Series 1997-1 Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Series 1997-1 Cash Collateral Account and deposit in the Series 1997-1 Distribution Account an amount equal to the lesser of (x) the Series 1997-1 Cash Collateral Percentage on such Business Day of the aggregate amount that the Demand Note Issuers failed to pay under the Series 1997-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) and (y) the Series 1997-1 Available Cash Collateral Account Amount on such Business Day and draw an amount equal to the remainder of the aggregate amount that the Demand Note Issuers failed to pay under the Series 1997-1 Demand Notes (or, the amount that the Trustee failed to demand for payment thereunder) on the Series 1997-1 Letters of Credit. The Trustee shall deposit into, or cause the deposit of, the proceeds of any draw on the Series 1997-1 Letters of Credit and the proceeds of any withdrawal from the Series 1997-1 Cash Collateral Account to be deposited in the Series 1997-1 Distribution Account. If the aggregate amount of the Series 1997-1 Demand Notes or the Series 1997-1 Letter of Credit Amount is less than the remaining Principal Deficit Amount, the Trustee shall make a demand on the Surety Bond by 12:00 noon (New York City time) on the second Business Day preceding such Distribution Date in an amount equal to the amount of such insufficiency and shall cause the proceeds thereof (PROVIDED that for the purposes of a draw on the Surety Bond, the phrase "amounts in the Series 1997-1 Accrued Interest Account and the Series 1997-1 Reserve Account" in the Surety Bond shall include, without duplication, the Series 1997-1 Liquidity Amount) to be deposited in the Series 1997-1 Distribution Account.

            (d) DISTRIBUTION. On each Distribution Date occurring on or after the date a withdrawal is made from the Series 1997-1 Collection Account pursuant to Section 2.5(a) of this Supplement or amounts are deposited in the Series 1997-1 Distribution Account pursuant to Section 2.5(b) or (c) of this Supplement, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay PRO RATA to each Class A-1 Noteholder or Class A-2 Noteholder, as applicable, from the Series 1997-1 Distribution Account the amount deposited therein pursuant to Section 2.5(a), (b) or (c) of this Supplement, to the extent necessary to pay the Class A-1 Controlled Amortization Amount or the Class A-2 Controlled Amortization Amount during the Class A-1 Controlled Amortization Period or the Class A-2 Controlled Amortization Period, respectively, or to the extent necessary to pay the Class A-1 Invested Amount and the Class A-2 Invested Amount during the Series 1997-1 Rapid Amortization Period.

            Section 2.6 ADMINISTRATOR'S FAILURE TO INSTRUCT THE TRUSTEE TO MAKE A DEPOSIT OR PAYMENT. If the Administrator fails to give notice or instructions to make any payment from or deposit into the Collection Account required to be given by the Administrator, at the time specified in the Administration Agreement or any other Related Document (including applicable grace periods), the Trustee shall make such payment or deposit into or from the Collection Account without such notice or instruction from the Administrator, provided that the Administrator, upon request of the Trustee, promptly provides the Trustee with all information necessary to allow the Trustee to make such a payment or deposit. When any payment or deposit hereunder or under any other Related Document is required to be made by the Trustee or the Paying Agent at or prior to a specified time, the Administrator shall deliver any applicable written instructions with respect thereto reasonably in advance of such specified time.

            Section 2.7 SERIES 1997-1 RESERVE ACCOUNT. Establishment of Series 1997-1 Reserve Account. AFC-II shall establish and maintain in the name of the Series 1997-1 Agent for the benefit of the Series 1997-1 Noteholders and the Surety Provider, or cause to be established and maintained, an account (the "Series 1997-1 Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1997-1 Noteholders and the Surety Provider. The Series 1997-1 Reserve Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 1997-1 Reserve Account; PROVIDED that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depositary institution or trust company shall be reduced to below BBB- by S&P or Baa3 by Moody's, then AFC-II shall, within 30 days of such reduction, establish a new Series 1997-1 Reserve Account with a new Qualified Institution. If the Series 1997-1 Reserve Account is not maintained in accordance with the previous sentence, AFC-II shall establish a new Series 1997-1 Reserve Account, within ten
(10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Series 1997-1 Agent in writing to transfer all cash and investments from the non-qualifying Series 1997-1 Reserve Account into the new Series 1997-1 Reserve Account. Initially, the Series 1997-1 Reserve Account was established with Harris Trust and Savings Bank.

            (b) ADMINISTRATION OF THE SERIES 1997-1 RESERVE ACCOUNT. The Administrator may instruct the institution maintaining the Series 1997-1 Reserve Account to invest funds on deposit in the Series 1997-1 Reserve Account from time to time in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 1997-1 Reserve Account is held with the Paying Agent, then such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 1997-1 Reserve Account.

            (c) EARNINGS FROM SERIES 1997-1 RESERVE ACCOUNT. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 1997-1 Reserve Account shall be deemed to be on deposit therein and available for distribution.

            (d) SERIES 1997-1 RESERVE ACCOUNT CONSTITUTES ADDITIONAL COLLATERAL FOR SERIES 1997-1 NOTES. In order to secure and provide for the repayment and payment of the AFC-II Obligations with respect to the Series 1997-1 Notes, AFC-II hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Series 1997-1 Agent, for the benefit of the Series 1997-1 Noteholders and the Surety Provider, all of AFC-II's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 1997-1 Reserve Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 1997-1 Reserve Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 1997-1 Reserve Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in, respect of or in exchange for the Series 1997-1 Reserve Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the "Series 1997-1 Reserve Account Collateral"). The Series 1997-1 Agent shall possess all right, title and interest in all funds on deposit from time to time in the Series 1997-1 Reserve Account and in all, proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 1997-1 Reserve Account. The Series 1997-1 Reserve Account Collateral shall be under the sole dominion and control of the Series 1997-1 Agent for the benefit of the Series 1997-1 Noteholders and the Surety Provider.

            (e) SERIES 1997-1 RESERVE ACCOUNT SURPLUS. In the event that the Series 1997-1 Reserve Account Surplus on any Distribution Date, after giving effect to all withdrawals from the Series 1997-1 Reserve Account, is greater than zero, the Trustee, acting in accordance with the written instructions of the Administrator (with a copy of such written instructions to be provided by the Administrator to the Surety Provider) pursuant to the Administration Agreement, if no Series 2001-1 Enhancement Deficiency or AESOP I Operating Lease Vehicle Deficiency would result therefrom or exist thereafter, shall withdraw from the Series 1997-1 Reserve Account an amount equal to the Series 1997-1 Reserve Account Surplus and shall pay such amount to AFC-II. On the date hereof, after giving effect to the Series 1997-1 Letters of Credit, the Trustee, acting in accordance with the written instructions of the Administrator, if no Amortization Event, Series 1997-1 Enhancement Deficiency or AESOP I Operating Lease Vehicle Deficiency would result therefrom or exist thereafter, shall withdraw from the Series 1997-1 Reserve Account an amount equal to the Series 1997-1 Reserve Account Surplus and shall pay such amount to AFC-II.

            (f) TERMINATION OF SERIES 1997-1 RESERVE ACCOUNT. Upon the termination of the Indenture pursuant to Section 11.1 of the Base Indenture, the Trustee, acting in accordance with the written instructions of the Administrator, after the prior payment of all amounts owing to the Series 1997-1 Noteholders and to the Surety Provider and payable from the Series 1997-1 Reserve Account as provided herein, shall withdraw from the Series 1997-1 Reserve Account all amounts on deposit therein for payment to AFC-II.

            Section 2.8 SERIES 1997-1 LETTERS OF CREDIT AND SERIES 1997-1 CASH COLLATERAL ACCOUNT.

            (a) SERIES 1997-1 LETTERS OF CREDIT AND SERIES 1997-1 CASH COLLATERAL ACCOUNT CONSTITUTE ADDITIONAL COLLATERAL FOR SERIES 1997-1 NOTES. In order to secure and provide for the repayment and payment of AFC-II's obligations with respect to the Series 1997-1 Notes, AFC-II hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 1997-1 Noteholders and the Surety Provider, all of AFC-II's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) each Series 1997-1 Letter of Credit; (ii) the Series 1997-1 Cash Collateral Account, including any security entitlement thereto; (iii) all funds on deposit in the Series 1997-1 Cash Collateral Account from time to time; (iv) all certificates and instruments, if any, representing or evidencing any or all of the Series 1997-1 Cash Collateral Account or the funds on deposit therein from time to time; (v) all investments made at any time and from time to time with monies in the Series 1997-1 Cash Collateral Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (vi) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 1997-1 Cash Collateral Account, the funds on deposit therein from time to time or the investments made with such funds; and (vii) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (ii) through (vii) are referred to, collectively, as the "Series 1997-1 Cash Collateral Account Collateral"). The Trustee shall, for the benefit of the Series 1997-1 Noteholders and the Surety Provider, possess all right, title and interest in all funds on deposit from time to time in the Series 1997-1 Cash Collateral Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 1997-1 Cash Collateral Account. The Series 1997-1 Cash Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1997-1 Noteholders and the Surety Provider.

            (b) SERIES 1997-1 LETTER OF CREDIT EXPIRATION DATE. If prior to the date which is ten (10) days prior to the then scheduled Series 1997-1 Letter of Credit Expiration Date with respect to any Series 1997-1 Letter of Credit, excluding the amount available to be drawn under such Series 1997-1 Letter of Credit but taking into account each substitute Series 1997-1 Letter of Credit which has been obtained from a Series 1997-1 Eligible Letter of Credit Provider and is in full force and effect on such date, the Series 1997-1 Enhancement Amount would be equal to or more than the Series 1997-1 Required Enhancement Amount and the Series 1997-1 Liquidity Amount would be equal to or greater than the Series 1997-1 Required Liquidity Amount, then the Administrator shall notify the Trustee and the Surety Provider (with the Surety Provider to be provided with supporting calculations in reasonable detail) in writing no later than two Business Days prior to such Series 1997-1 Letter of Credit Expiration Date of such determination. If prior to the date which is ten (10) days prior to the then scheduled Series 1997-1 Letter of Credit Expiration Date with respect to any Series 1997-1 Letter of Credit, excluding the amount available to be drawn under such Series 1997-1 Letter of Credit but taking into account a substitute Series 1997-1 Letter of Credit which has been obtained from a Series 1997-1 Eligible Letter of Credit Provider and is in full force and effect on such date, the Series 1997-1 Enhancement Amount would be less than the Series 1997-1 Required Enhancement Amount or the Series 1997-1 Liquidity Amount would be less than the Series 1997-1 Required Liquidity Amount, then the Administrator shall notify the Trustee and the Surety Provider (with the Surety Provider to be provided with supporting calculations in reasonable detail) in writing no later than two Business Days prior to such Series 1997-1 Letter of Credit Expiration Date of (x) the greater of (A) the excess, if any, of the Series 1997-1 Required Enhancement Amount over the Series 1997-1 Enhancement Amount, excluding the available amount under such expiring Series 1997-1 Letter of Credit, on such date, and (B) the excess, if any, of the Series 1997-1 Required Liquidity Amount over the Series 1997-1 Liquidity Amount, excluding the available amount under such expiring Series 1997-1 Letter of Credit, on such date, and (y) the amount available to be drawn on such expiring Series 1997-1 Letter of Credit on such date. Upon receipt of such notice by the Trustee on or prior to 10:00 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:00 a.m. (New York City time), by 12:00 p.m. (New York City time) on the next following Business Day), draw the lesser of the amounts set forth in clauses (x) and (y) above on such Series 1997-1 Letter of Credit by presenting a draft (with a copy to the Surety Provider) accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 1997-1 Cash Collateral Account.

            If the Trustee does not receive the notice from the Administrator described in the first paragraph of this SECTION 2.8(b) on or prior to the date that is two Business Days prior to each Series 1997-1 Letter of Credit Expiration Date, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day draw the full amount of such Series 1997-1 Letter of Credit by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 1997-1 Cash Collateral Account.

            (c) SERIES 1997-1 LETTER OF CREDIT PROVIDERS. The Administrator shall notify the Trustee and the Surety Provider in writing within one Business Day of becoming aware that (i) the long-term senior unsecured debt credit rating of any Series 1997-1 Letter of Credit Provider has fallen below "A+" as determined by Standard & Poor's or "Al" as determined by Moody's or (ii) the short-term senior unsecured debt credit rating of any Series 1997-1 Letter of Credit Provider has fallen below "P-1" as determined by Moody's. At such time the Administrator shall also notify the Trustee of (i) the greater of (A) the excess, if any, of the Series 1997-1 Required Enhancement Amount over the Series 1997-1 Enhancement Amount, excluding the available amount under the Series 1997-1 Letter of Credit issued by such Series 1997-1 Letter of Credit Provider, on such date, and (B) the excess, if any, of the Series 1997-1 Required Liquidity Amount over the Series 1997-1 Liquidity Amount, excluding the available amount under such Series 1997-1 Letter of Credit, on such date, and (ii) the amount available to be drawn on such Series 1997-1 Letter of Credit on such date. Upon receipt of such notice by the Trustee on or prior to 10:00 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 p.m. (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:00 a.m. (New York City time), by 12:00 p.m. (New York City time) on the next following Business Day), draw on such Series 1997-1 Letter of Credit in an amount equal to the lesser of the amount in clause (i) or clause (ii) of the immediately preceding sentence on such Business Day by presenting a draft accompanied by a Certificate of Termination Demand and shall cause the Termination Disbursement to be deposited in the Series 1997-1 Cash Collateral Account.

            (d) TERMINATION DATE DEMANDS ON THE SERIES 1997-1 LETTERS OF CREDIT. Prior to 10:00 a.m. (New York City time) on the second Business Day prior to the Series 1997-1 Letter of Credit Termination Date, the Administrator shall determine the Series 1997-1 Demand Note Payment Amount, if any, as of the Series 1997-1 Letter of Credit Termination Date and, if the Series 1997-1 Demand Note Payment Amount is greater than zero, instruct the Trustee in writing to draw on the Series 1997-1 Letters of Credit. Upon receipt of any such notice by the Trustee on or prior to 11:00 a.m. (New York City time) on a Business Day, the Trustee shall, by 12:00 noon (New York City time) on such Business Day draw an amount equal to the lesser of
      (i) the Series 1997-1 Demand Note Payment Amount and (ii) the Series 1997-1 Letter of Credit Liquidity Amount on the Series 1997-1 Letters of Credit by presenting to each Series 1997-1 Letter of Credit Provider (with a copy to the Surety Provider) a draft accompanied by a Certificate of Termination Date Demand and shall cause the Termination Date Disbursement to be deposited in the Series 1997-1 Cash Collateral Account; PROVIDED, HOWEVER, that if the Series 1997-1 Cash Collateral Account has been established and funded, the Trustee shall draw an amount equal to the product of (a) 100% minus the Series 1997-1 Cash Collateral Percentage and
      (b) the lesser of the amounts referred to in clause (i) or (ii) on such Business Day on the Series 1997-1 Letters of Credit as calculated by the Administrator and provided in writing to the Trustee and the Surety Provider.

            (e) DRAWS ON THE SERIES 1997-1 LETTERS OF CREDIT. If there is more than one Series 1997-1 Letter of Credit on the date of any draw on the Series 1997-1 Letters of Credit pursuant to the terms of this Supplement, the Administrator shall instruct the Trustee, in writing, to draw on each Series 1997-1 Letter of Credit in an amount equal to the Pro Rata Share of the Series 1997-1 Letter of Credit Provider issuing such Series 1997-1 Letter of Credit of the amount of such draw on the Series 1997-1 Letters of Credit.

            (f) ESTABLISHMENT OF SERIES 1997-1 CASH COLLATERAL ACCOUNT. On or prior to the date of any drawing under a Series 1997-1 Letter of Credit pursuant to SECTION 2.8(b), (c) or (d) above, AFC-II shall establish and maintain in the name of the Trustee for the benefit of the Series 1997-1 Noteholders and the Surety Provider, or cause to be established and maintained, an account (the "Series 1997-1 Cash Collateral Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1997-1 Noteholders and the Surety Provider. The Series 1997-1 Cash Collateral Account shall be maintained
      (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 1997-1 Cash Collateral Account; PROVIDED that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depository institution or trust company shall be reduced to below BBB- by S&P or Baa3 by Moody's, then AFC-II shall, within 30 days of such reduction, establish a new Series 1997-1 Cash Collateral Account with a new Qualified Institution or a new segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 1997-1 Cash Collateral Account. If a new Series 1997-1 Cash Collateral Account is established, AFC-II shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 1997-1 Cash Collateral Account into the new Series 1997-1 Cash Collateral Account.

            (g) ADMINISTRATION OF THE SERIES 1997-1 CASH COLLATERAL ACCOUNT. AFC-II may instruct (by standing instructions or otherwise) the institution maintaining the Series 1997-1 Cash Collateral Account to invest funds on deposit in the Series 1997-1 Cash Collateral Account from time to time in Permitted Investments; PROVIDED, HOWEVER, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 1997-1 Cash Collateral Account is held with the Paying Agent, in which case such investment may mature on such Distribution Date so long as such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 1997-1 Cash Collateral Account and any such Permitted Investments that constitute (i) physical property (and that is not either a United States security entitlement or a security entitlement) shall be physically delivered to the Trustee; (ii) United States security entitlements or security entitlements shall be controlled by the Trustee pending maturity or disposition, and
      (iii) uncertificated securities (and not United States security entitlements) shall be delivered to the Trustee by causing the Trustee to become the registered holder of such securities. The Trustee shall, at the expense of AFC-II, take such action as is required to maintain the Trustee's security interest in the Permitted Investments credited to the Series 1997-1 Cash Collateral Account. AFC-II shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of principal of such Permitted Investment. In the absence of written investment instructions hereunder, funds on deposit in the Series 1997-1 Cash Collateral Account shall remain uninvested.

            (h) EARNINGS FROM SERIES 1997-1 CASH COLLATERAL ACCOUNT. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 1997-1 Cash Collateral Account shall be deemed to be on deposit therein and available for distribution.

            (i) SERIES 1997-1 CASH COLLATERAL ACCOUNT SURPLUS. In the event that the Series 1997-1 Cash Collateral Account Surplus on any Distribution Date (or, after the Series 1997-1 Letter of Credit Termination Date, on any date) is greater than zero, the Trustee, acting in accordance with the written instructions (a copy of which shall be provided by the Administrator to the Surety Provider) of the Administrator, shall withdraw from the Series 1997-1 Cash Collateral Account an amount equal to the Series 1997-1 Cash Collateral Account Surplus and shall pay such amount:
      FIRST, to the Series 1997-1 Letter of Credit Providers to the extent of any unreimbursed drawings under the related Series 1997-1 Reimbursement Agreement, for application in accordance with the provisions of the related Series 1997-1 Reimbursement Agreement, and, SECOND, to AFC-II any remaining amount.

            (j) POST-SERIES 1997-1 LETTER OF CREDIT TERMINATION DATE WITHDRAWALS FROM THE SERIES 1997-1 CASH COLLATERAL ACCOUNT. If the Surety Provider notifies the Trustee in writing that the Surety Provider shall have paid a Preference Amount (as defined in the Surety Bond) under the Surety Bond, subject to the satisfaction of the conditions set forth in the next succeeding sentence, the Trustee shall withdraw from the Series 1997-1 Cash Collateral Account and pay to the Surety Provider an amount equal to the lesser of (i) the Series 1997-1 Available Cash Collateral Account Amount on such date and (ii) such Preference Amount. Prior to any withdrawal from the Series 1997-1 Cash Collateral Account pursuant to this
      SECTION 2.8(J), the Trustee shall have received a certified copy of the order requiring the return of such Preference Amount.

            (k) TERMINATION OF SERIES 1997-1 CASH COLLATERAL ACCOUNT. Upon the termination of this Supplement in accordance with its terms, the Trustee, acting in accordance with the written instructions of the Administrator, after the prior payment of all amounts owing to the Series 1997-1 Noteholders and to the Surety Provider and payable from the Series 1997-1 Cash Collateral Account as provided herein, shall withdraw from the Series 1997-1 Cash Collateral Account all amounts on deposit therein (to the extent not withdrawn pursuant to SECTION 2.8(i) above) and shall pay such amounts: FIRST, to the Series

      1997-1 Letter of Credit Providers to the extent of any unreimbursed drawings under the related Series 1997-1 Reimbursement Agreement, for application in accordance with the provisions of the related Series 1997-1 Reimbursement Agreement, and, SECOND, to AFC-II any remaining amount.

            Section 2.9 SERIES 1997-1 DISTRIBUTION ACCOUNT. ESTABLISHMENT OF SERIES 1997-1 DISTRIBUTION ACCOUNT. The Trustee shall establish and maintain in the name of the Series 1997-1 Agent for the benefit of the Series 1997-1 Noteholders and the Surety Provider, or cause to be established and maintained, an account (the "Series 1997-1 Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1997-1 Noteholders and the Surety Provider. The Series 1997-1 Distribution Account shall be maintained (i) with a Qualified Institution, or
(ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 1997-1 Distribution Account; PROVIDED that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depositary institution or trust company shall be reduced to below BBB- by S&P or Baa3 by Moody's, then AFC-II shall, within 30 days of such reduction, establish a new Series 1997-1 Distribution Account with a new Qualified Institution. If the Series 1997-1 Distribution Account is not maintained in accordance with the previous sentence, AFC-II shall establish a new Distribution Account, within ten
(10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Series 1997-1 Agent in writing to transfer all cash and investments from the non-qualifying Series 1997-1 Distribution Account into the new Series 1997-1 Distribution Account. Initially, the Series 1997-1 Distribution Account was established with Harris Trust and Savings Bank.

            (b) ADMINISTRATION OF THE SERIES 1997-1 DISTRIBUTION ACCOUNT. The Administrator may instruct the institution maintaining the Series 1997-1 Distribution Account to invest funds on deposit in the Series 1997-1 Distribution Account from time to time in Permitted Investments; PROVIDED, HOWEVER, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 1997-1 Distribution Account is held with the Paying Agent, then such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 1997-1 Distribution Account.

            (c) EARNINGS FROM SERIES 1997-1 DISTRIBUTION ACCOUNT. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 1997-1 Distribution Account shall be deemed to be on deposit and available for distribution.

            (d) SERIES 1997-1 DISTRIBUTION ACCOUNT CONSTITUTES ADDITIONAL COLLATERAL FOR SERIES 1997-1 NOTES. In order to secure and provide for the repayment and payment of the AFC-II Obligations with respect to the Series 1997-1 Notes, AFC-II hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Series 1997-1 Agent, for the benefit of the Series 1997-1 Noteholders and the Surety Provider, all of AFC-II's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 1997-1 Distribution Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 1997-1 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 1997-1 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 1997-1 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the "Series 1997-1 Distribution Account Collateral"). The Series 1997-1 Agent shall possess all right, title and interest in all funds on deposit from time to time in the Series 1997-1 Distribution Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 1997-1 Distribution Account. The Series 1997-1 Distribution Account Collateral shall be under the sole dominion and control of the Series 1997-1 Agent for the benefit of the Series 1997-1 Noteholders and the Surety Provider.

            Section 2.10 SERIES 1997-1 DEMAND NOTES CONSTITUTE ADDITIONAL COLLATERAL FOR SERIES 1997-1 NOTES.

            In order to secure and provide for the repayment and payment of the obligations with respect to the Series 1997-1 Notes, AFC-II hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 1997-1 Noteholders and the Surety Provider, all of AFC-II's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 1997-1 Demand Notes; (ii) all certificates and instruments, if any, representing or evidencing the Series 1997-1 Demand Notes; and (iii) all proceeds of any and all of the foregoing, including, without limitation, cash. On the date hereof, AFC-II shall deliver to the Trustee, for the benefit of the Series 1997-1 Noteholders and the Surety Provider, the Series 1997-1 Demand Note, endorsed in blank. The Trustee, for the benefit of the Series 1997-1 Noteholders and the Surety Provider, shall be the only Person authorized to make a demand for payments on the Series 1997-1 Demand Notes.

                                   ARTICLE III

                               AMORTIZATION EVENTS

            In addition to the Amortization Events set forth in Section 9.1 of the Base Indenture, the following shall be Amortization Events with respect to the Series 1997-1 Notes and shall constitute the Amortization Events set forth in Section 9.1(n) of the Base Indenture with respect to the Series 1997-1 Notes (without notice or other action on the part of the Trustee or any holders of the Series 1997-1 Notes) and shall not be subject to waiver:

            (a) a Series 1997-1 Enhancement Deficiency shall occur and continue for at least two (2) Business Days; PROVIDED, HOWEVER, that such event or condition shall not be an Amortization Event if during such two (2) Business Day period such Series 1997-1

      Enhancement Deficiency shall have been cured in accordance with the terms and conditions of the Indenture and the Related Documents;

            (b) the Series 1997-1 Liquidity Amount shall be less than the Series 1997-1 Required Liquidity Amount for at least two (2) Business Days; PROVIDED, HOWEVER, that such event or condition shall not be an Amortization Event if during such two (2) Business Day period such insufficiency shall have been cured in accordance with the terms and conditions of the Indenture and the Related Documents;

            (c) the Series 1997-1 Reserve Account shall be subject to an injunction, estoppel or other stay or a Lien (other than Liens permitted under the Related Documents);

            (d) all principal and interest of the Class A-1 Notes is not paid in full on or before the Class A-1 Expected Final Distribution Date or all principal and interest of the Class A-2 Notes is not paid in full on or before the Class A-2 Expected Final Distribution Date;

            (e) the Trustee shall make a demand for payment under the Surety
      Bond;

            (f) the occurrence of an Event of Bankruptcy with respect to the Surety Provider;

            (g) the Surety Provider fails to pay a demand for payment in accordance with the requirements of the Surety Bond;

            (h) any Series 1997-1 Letter of Credit shall not be in full force and effect for at least two (2) Business Days and (x) either a Series 1997-1 Enhancement Deficiency would result from excluding such Series 1997-1 Letter of Credit from the Series 1997-1 Enhancement Amount or (y) the Series 1997-1 Liquidity Amount, excluding therefrom the available amount under such Series 1997-1 Letter of Credit, would be less than the Series 1997-1 Required Liquidity Amount;

            (i) from and after the funding of the Series 1997-1 Cash Collateral Account, the Series 1997-1 Cash Collateral Account shall be subject to an injunction, estoppel or other stay or a Lien (other than Liens permitted under the Related Documents) for at least two (2) Business Days and either
      (x) a Series 1997-1 Enhancement Deficiency would result from excluding the Series 1997-1 Available Cash Collateral Account Amount from the Series 1997-1 Enhancement Amount or (y) the Series 1997-1 Liquidity Amount, excluding therefrom the Series 1997-1 Available Cash Collateral Amount, would be less than the Series 1997-1 Required Liquidity Amount; and

            (j) an Event of Bankruptcy shall have occurred with respect to any Series 1997-1 Letter of Credit Provider or any Series 1997-1 Letter of Credit Provider repudiates its Series 1997-1 Letter of Credit or refuses to honor a proper draw thereon and either (x) a Series 1997-1 Enhancement Deficiency would result from excluding such Series 1997-1 Letter of Credit from the Series 1997-1 Enhancement Amount or (y) the Series 1997-1

      Liquidity Amount, excluding therefrom the available amount under such Series 1997-1 Letter of Credit, would be less than the Series 1997-1 Required Liquidity Amount.

                                   ARTICLE IV

                      RIGHT TO WAIVE PURCHASE RESTRICTIONS

            Notwithstanding any provision to the contrary in the Indenture or the Related Documents, upon the Trustee's receipt of notice from any Lessee, any Borrower or AFC-II (i) to the effect that a Manufacturer Program is no longer an Eligible Manufacturer Program and that, as a result, the Series 1997-1 Maximum Non-Program Vehicle Amount is or will be exceeded or (ii) that the Lessees, the Borrowers and AFC-II have determined to increase any Series 1997-1 Maximum Amount, (such notice, a "Waiver Request"), each Series 1997-1 Noteholder may, at its option, waive the Series 1997-1 Maximum Non-Program Vehicle Amount or any other Series 1997-1 Maximum Amount if (i) no Amortization Event exists, (ii) the Requisite Noteholders and the Surety Provider consent to such waiver and (iii) 60 days' prior written notice of such proposed waiver is provided to the Rating Agencies by the Trustee.

            Upon receipt by the Trustee of a Waiver Request (a copy of which the Trustee shall promptly provide to the Rating Agencies), all amounts which would otherwise be allocated to the Series 1997-1 Excess Collection Account (collectively, the "Designated Amounts") from the date the Trustee receives a Waiver Request through the Consent Period Expiration Date will be held by the Trustee in the Series 1997-1 Collection Account for ratable -distribution as described below.

            Within ten (10) Business Days after the Trustee receives a Waiver Request, the Trustee shall furnish notice thereof to the Series 1997-1 Noteholders and the Surety Provider, which notice shall be accompanied by a form of consent (each a "Consent") in the form of Exhibit B hereto by which the Series 1997-1 Noteholders may, on or before the Consent Period Expiration Date, consent to waiver of the applicable Series 1997-1 Maximum Amount. If the Trustee receives the consent of the Surety Provider and Consents from the Requisite Noteholders agreeing to waiver of the applicable Series 1997-1 Maximum Amount within forty-five (45) days after the Trustee notifies the Series 1997-1 Noteholders of a Waiver Request (the day on which such forty-five (45) day period expires, the "Consent Period Expiration Date"), (i) the applicable Series 1997-1 Maximum Amount shall be deemed waived by the consenting Series 1997-1 Noteholders, (ii) the Trustee will distribute the Designated Amounts as set forth below and (iii) the Trustee shall promptly (but in any event within two days) provide the Rating Agency with notice of such waiver. Any Series 1997-1 Noteholder from whom the Trustee has not received a Consent on or before the Consent Period Expiration Date will be deemed not to have consented to such waiver.

            If the Trustee receives Consents from the Requisite Noteholders on or before the Consent Period Expiration Date, then on the immediately following Distribution Date, the Trustee will pay the Designated Amounts as follows:

            (i) to the non-consenting Series 1997-1 Noteholders, if any, PRO RATA up to the amount required to pay all Series 1997-1 Notes held by such non-consenting Series 1997-1 Noteholders in full; and

            (ii) any remaining Designated Amounts to the Series 1997-1 Excess Collection Account.

            If the amount paid pursuant to clause (i) of the preceding paragraph is not paid in full on the date specified therein, then on each day following such Distribution Date, the Administrator will allocate to the Series 1997-1 Collection Account on a daily basis all Designated Amounts collected on such day. On each following Distribution Date, the Trustee will withdraw a portion of such Designated Amounts from the Series 1997-1 Collection Account and deposit same in the Series 1997-1 Distribution Account for distribution as follows:

            (a) to the non-consenting Series 1997-1 Noteholders, if any, PRO RATA an amount equal to the Designated Amounts in the Series 1997-1 Collection Account as of the applicable Determination Date up to the aggregate outstanding principal balance of the Series 1997-1 Notes held by the non-consenting Series 1997-1 Noteholders; and

            (b) any remaining Designated Amounts to the Series 1997-1 Excess Collection Account.

            If the Requisite Noteholders or the Surety Provider do not timely consent to such waiver, the Designated Amounts will be re-allocated to the Series 1997-1 Excess Collection Account for allocation and distribution in accordance with the terms of the Indenture and the Related Documents.

            In the event that the Series 1997-1 Rapid Amortization Period shall commence after receipt by the Trustee of a Waiver Request, all such Designated Amounts will thereafter be considered Principal Collections allocated to the Series 1997-1 Noteholders.

                                    ARTICLE V

                           FORM OF SERIES 1997-1 NOTES

            Section 5.1 RESTRICTED GLOBAL SERIES 1997-1 NOTES. The Series 1997-1 Notes to be issued in the United States will be issued in book-entry form and represented by one or more permanent global Notes in fully registered form without interest coupons (each, a "Restricted Global Class A-1 Note" or a "Restricted Global Class A-2 Note", as the case may be), substantially in the forms set forth in Exhibits A-1-1 and A-2-1 hereto, with such legends as may be applicable thereto as set forth in the Base Indenture, and will be sold only in the United States (1) initially to institutional accredited investors within the meaning of Regulation D under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act and (2) thereafter to qualified institutional buyers within the meaning of, and in reliance on, Rule 144A under the Securities Act and shall be deposited on behalf of the purchasers of the Series 1997-1 Notes represented thereby, with a custodian for DTC, and registered in the name of

Cede as DTC's nominee, duly executed by AFC-II and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture.

            Section 5.2 TEMPORARY GLOBAL SERIES 1997-1 NOTES; PERMANENT GLOBAL SERIES 1997-1 NOTES. The Series 1997-1 Notes to be issued outside the United States will be issued and sold in transactions outside the United States in reliance on Regulation S under the Securities Act, as provided in the applicable note purchase agreement, and shall initially be issued in the form of one or more temporary notes in registered form without interest coupons (each, a "Temporary Global Class A-1 Note" or a "Temporary Global Class A-2 Note", as the case may be), substantially in the forms set forth in Exhibits A-1-2 and A-2-2 hereto, which shall be deposited on behalf of the purchasers of the Series 1997-1 Notes represented thereby with a custodian for, and registered in the name of a nominee of DTC, for the accounts of Morgan Guaranty Trust-Company of New York, Brussels office, as operator of Euroclear and for Cedel, duly executed by AFC-II and authenticated by the Trustee in the manner set forth in Section
2.4 of the Base Indenture. Interests in a Temporary Global Class A-1 Note or a Temporary Global Class A2 Note will be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons (each, a "Permanent Global Class A-1 Note" or a "Permanent Global Class A-2 Note", as the case may be), substantially in the form of Exhibits A-1-3 and A-2-3 hereto, in accordance with the provisions of such Temporary Global Class A Note and the Base Indenture (as modified by this Supplement). Interests in a Permanent Global Class A-1 Note or a Permanent Global Class A-2 Note will be exchangeable for definitive Class A-1 Notes or definitive Class A-2 Notes, as the case may be, in accordance with the provisions of such Permanent Global Class A-1 Note or Permanent Global Class A-2 Note and the Base Indenture (as modified by this Supplement).

                                   ARTICLE VI

                                     GENERAL

            Section 6.1 OPTIONAL REPURCHASE. Each Class of the Series 1997-1 Notes shall be subject to repurchase by AFC-II at its option in accordance with
Section 6.3 of the Base Indenture on any Distribution Date after the Class A-1 Invested Amount or the Class A-2 Invested Amount, as the case may be, is reduced to an amount less than or equal to 10% of the Class A-1 Initial Invested Amount or the Class A-2 Initial Invested Amount, as the case may be (the "Series 1997-1 Repurchase Amount"); PROVIDED, HOWEVER, that as a condition precedent to any such optional repurchase, on or prior to the Distribution Date on which any Series 1997-1 Note is repurchased by AFC-II pursuant to this Section 6.1, AFC-II shall have paid the Surety Provider all Surety Provider Fees and all other Surety Provider Reimbursement Amounts due and unpaid as of such Distribution Date. The repurchase price for any Series 1997-1 Note shall equal the aggregate outstanding principal balance of such Series 1997-1 Note (determined after giving effect to any payments of principal and interest on such Distribution
Date), plus accrued and unpaid interest on such outstanding principal balance.

            Section 6.2 INFORMATION. The Trustee shall provide to the Series 1997-1 Noteholders, or their designated agent, and the Surety Provider copies of all information furnished to the Trustee or AFC-II pursuant to the Related Documents, as such information relates to the Series 1997-1 Notes or the Series 1997-1 Collateral. In connection with any Preference Amount payable under the Surety Bond, the Trustee shall furnish to the Surety Provider its records evidencing the distributions of principal of and interest on the Series 2001-1 Notes that have been made and subsequently recovered from Series 2001-1 Noteholders and the dates on which such payments were made.

            Section 6.3 EXHIBITS. The following exhibits attached hereto supplement the exhibits included in the Indenture.

Exhibit A-1-1: Form of Restricted Global Class A-1 Note
Exhibit A-1-2: Form of Temporary Global Class A-1 Note
Exhibit A-1-3: Form of Permanent Global Class A-1 Note
Exhibit A-2-1: Form of Restricted Global Class A-2 Note
Exhibit A-2-2: Form of Temporary Global Class A-2 Note
Exhibit A-2-3: Form of Permanent Global Class A-2 Note
Exhibit B:     Form of Consent
Exhibit C:     Form of Series 1997-1 Demand Note
Exhibit D:     Form of Letter of Credit
Exhibit E:     Form of Loan Payment Deficit Notice
Exhibit F:     Form of Demand Notice

            Section 6.4 RATIFICATION OF BASE INDENTURE. As supplemented by this Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Supplement shall be read, taken, and construed as one and the same instrument.

            Section 6.5 COUNTERPARTS. This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

            Section 6.6 GOVERNING LAW. This Supplement shall be construed in accordance with the law of the State of New York (without giving effect to the provisions thereof regarding conflicts of laws), and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

            Section 6.7 AMENDMENTS. This Supplement may be modified or amended from time to time with the consent of the Surety Provider and in accordance with the terms of the Base Indenture; PROVIDED, HOWEVER, that if, pursuant to the terms of the Base Indenture or this Supplement, the consent of the Required Noteholders is required for an amendment or modification of this Supplement, such requirement shall be satisfied if such amendment or modification is consented to by Noteholders representing more than 50% of the aggregate outstanding principal amount of the Series 1997-1 Notes affected thereby; PROVIDED, FURTHER, that if the consent of the Required Noteholders is required for a proposed amendment or modification of this Supplement that (i) affects only the Class A-1 Notes (and does not affect in any material respect the Class A-2 Notes, as evidenced by an opinion of counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Class A-1

Noteholders representing more than 50% of the aggregate outstanding principal amount of the Class A-1 Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class A-2 Notes) or (ii) affects only the Class A-2 Notes (and does not affect in any material respect the Class A-1 Notes, as evidenced by an opinion of counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Class A-2 Noteholders representing more than 50% of the aggregate outstanding principal amount of the Class A-2 Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class A-1 Notes).

            Section 6.8 DISCHARGE OF INDENTURE. Notwithstanding anything to the contrary contained in the Base Indenture, no discharge of the Indenture pursuant to Section 11.1(b) of the Base Indenture will be effective as to the Series 1997-1 Notes without the consent of the Required Noteholders.

            Section 6.9 NOTICE TO SURETY PROVIDER AND RATING AGENCIES. The Trustee shall provide to the Surety Provider and each Rating Agency a copy of each notice, opinion of counsel, certificate or other item delivered to, or required to be provided by, the Trustee pursuant to this Supplement or any other Related Document. Each such opinion of counsel shall be addressed to the Surety Provider, shall be from counsel reasonably acceptable to the Surety Provider and shall be in form and substance reasonably acceptable to the Surety Provider. All such notices, opinions, certificates or other items delivered to the Surety Provider shall be forwarded to MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention: Insured Portfolio Management - SF, telecopy:
(914) 765-3810; confirmation: (914) 765-3781.

            Section 6.10 CERTAIN RIGHTS OF SURETY PROVIDER. The Surety Provider shall be deemed to be an Enhancement Provider entitled to receive confirmation of the rating on the Series 1997-1 Notes (without regard to the Surety Bond) pursuant to the definition of "Rating Agency Confirmation Condition." In addition, the Surety Provider shall be deemed to be an Enhancement Provider entitled to exercise the consent rights described in clause (ii) of the definition of "Rating Agency Consent Condition."

            Section 6.11 SURETY PROVIDER DEEMED NOTEHOLDER AND SECURED PARTY. Except for any period during which a Surety Default is continuing, the Surety Provider shall be deemed to be the holder of 100% of the Series 1997-1 Notes for the purposes of giving any consents, waivers, approvals, instructions, directions, requests, declarations and/or notices pursuant to the Base Indenture and this Supplement. Any reference in the Base Indenture or the Related Documents (including, without limitation, in Sections 2.3, 8.14, 9.1, 9.2 or
12.1 of the Base Indenture) to materially, adversely, or detrimentally affecting the rights or interests of the Noteholders, or words of similar meaning, shall be deemed, for purposes of the Series 1997-1 Notes, to refer to the rights or interests of the Surety Provider. The Surety Provider shall constitute an "Enhancement Provider" with respect to the Series 2001-1 Notes for all purposes under the Indenture and the other Related Documents. Furthermore, the Surety Provider shall be deemed to be a "Secured Party" under the Base Indenture and the Related Documents to the extent of amounts payable to the Surety Provider pursuant to this Supplement and the Insurance Agreement shall constitute an "Enhancement Agreement" with respect to the Series 2001-1 Notes for all purposes under the Indenture and the Related Documents. Moreover, wherever in the Related Documents money or other property is assigned, conveyed, granted or held for, a filing is made for, action is taken for or agreed to be taken for, or a representation or warranty is made for the benefit of the Noteholders, the Surety Provider shall be deemed to be the Noteholder with respect to 100% of the Series 1997-1 Notes for such purposes.

            Section 6.12 CAPITALIZATION OF AFC-II. AFC-II agrees that on the Series 1997-1 Closing Date it will have capitalization in an amount equal to or greater than 3% of the Series 1997-1 Initial Invested Amount.

            Section 6.13 SERIES 1997-1 REQUIRED NON-PROGRAM ENHANCEMENT PERCENTAGE. AFC-II agrees that it will not make any Loan under any Loan Agreement to finance the acquisition of any Vehicle by AESOP Leasing, AESOP Leasing II or ARAC, as the case may be, if, after giving effect to the making of such Loan, the acquisition of such Vehicle and the inclusion of such Vehicle under the relevant Lease, the Series 1997-1 Required Non-Program Enhancement Percentage would exceed 25.0%.

            Section 6.14 Third Party Beneficiary. The Surety Provider is an express third party beneficiary of (i) the Base Indenture to the extent of provisions relating to any Enhancement Provider and (ii) this Supplement.

            Section 6.15 PRIOR NOTICE BY TRUSTEE TO SURETY PROVIDER. Subject to
Section 10.1 of the Base Indenture, the Trustee agrees that, so long as no Amortization Event shall have occurred and be continuing with respect to any Series of Notes other than the Series 1997-1 Notes, it shall-not exercise any rights or remedies available to it as a result of the occurrence of an Amortization Event with respect to the Series 1997-1 Notes (except those set forth in clauses (f) and (g) of Article III of this Supplement) until after the Trustee has given prior written notice thereof to the Surety Provider and obtained the direction of the Required Noteholders with respect to the Series 1997-1 Notes. The Trustee agrees to notify the Surety Provider promptly following any exercise of rights or remedies available to it as a result of the occurrence of any Amortization Event or a Series 1997-1 Limited Liquidation Event of Default.

            Section 6.16 EFFECT OF PAYMENTS BY THE SURETY PROVIDER. (a) Anything herein to the contrary notwithstanding, any distribution of principal of or interest on the Series 1997-1 Notes that is made with moneys received pursuant to the terms of the Surety Bond shall not (except for the purpose of calculating the Principal Deficit Amount) be considered payment of the Series 1997-1 Notes by AFC-II. The Trustee acknowledges that, without the need for any further action on the part of the Surety Provider, (i) to the extent the Surety Provider makes payments, directly or indirectly, on account of principal of or interest on the Series 1997-1 Notes to the Trustee for the benefit of the Series 1997-1 Noteholders or to the Series 1997-1 Noteholders (including any Preference Amounts as defined in the Surety Bond), the Surety Provider will be fully subrogated to the rights of such Series 1997-1 Noteholders to receive such principal and interest and will be deemed to the extent of the payments so made to be a Series 1997-1 Noteholder and (ii) the Surety Provider shall be paid principal and interest in its capacity as a Series 1997-1 Noteholder until all such payments by the Surety Provider have been fully reimbursed, but only from the sources and in the manner provided herein for the distribution of such principal and interest and in each case only after the Series 1997-1 Noteholders have received all payments of principal and interest due to them hereunder on the related Distribution Date.

            Section 6.17 SERIES 1997-1 DEMAND NOTE. Other than pursuant to a demand thereon pursuant to SECTION 2.5 of this Supplement, AFC-II shall not reduce the amount of the Series 1997-1 Demand Notes or forgive amounts payable thereunder so that the outstanding principal amount of the Series 1997-1 Demand Notes after such reduction or forgiveness is less than the Series 1997-1 Letter of Credit Liquidity Amount. AFC-II shall not agree to any amendment of the Series 1997-1 Demand Notes without first satisfying the Rating Agency Confirmation Condition and the Rating Agency Consent Condition.

            Section 6.18 SUBROGATION. In furtherance of and not in limitation of the Surety Provider's equitable right of subrogation, each of the Trustee and AFC-II acknowledge that, to the extent of any payment made by the Surety Provider under the Surety Bond with respect to interest on or principal of the Series 1997-1 Notes, including any Preference Amount, as defined in the Surety Bond, the Surety Provider is to be fully subrogated to the extent of such payment and any additional interest due on any late payment, to the rights of the Series 1997-1 Noteholders under the Indenture. Each of AFC-II and the Trustee agree to such subrogation and, further, agree to take such actions as the Surety Provider may reasonably request in writing to evidence such subrogation.

            Section 6.19 TERMINATION OF SUPPLEMENT. This Supplement shall cease to be of further effect when all outstanding Series 1997-1 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 1997-1 Notes which have been replaced or paid) to the Trustee for cancellation, AFC-II has paid all sums payable hereunder, the Surety Provider has been paid all Surety Provider Fees and all other Surety Provider Reimbursement Amounts due under the Insurance Agreement and, if the Series 1997-1 Demand Note Payment Amount on the Series 1997-1 Letter of Credit Termination Date was greater than zero, all amounts have been withdrawn from the Series 1997-1 Cash Collateral Account in accordance with Section 2.8(i) of this Supplement.

            IN WITNESS WHEREOF, AFC-II and the Trustee have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        AESOP FUNDING II L.L.C.

                                        By: /s/ Dean A. Christiansen
                                            ------------------------------------
                                            Title: President


                                        THE BANK OF NEW YORK (as successor in
                                          interest to the corporate trust
                                          administration of Harris Trust and
                                          Savings Bank), as Trustee

                                        By: /s/ Courtney A. Bartholomew
                                            ------------------------------------
                                            Title: Vice President


                                        THE BANK OF NEW YORK,
                                          as Series 1997-1 Agent

                                        By: /s/ Courtney A. Bartholomew
                                            ------------------------------------
                                            Title: Vice President

                                                                   Exhibit A-1-1
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT

                    FORM OF RESTRICTED GLOBAL CLASS A-1 NOTE

REGISTERED                                                         $___________*

No. R-

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                     CUSIP (CINS) NO.___________

            THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY". LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS A-1 NOTE, AGREES FOR THE BENEFIT-OF AESOP FUNDING II L.L.C. (THE "COMPANY") THAT THIS CLASS A-1 NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) IN A TRANSACTION COMPLYING WITH OR EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. EACH SUCH TRANSFER SHALL BE IN ACCORDANCE WITH THE BASE INDENTURE, ANY APPLICABLE SUPPLEMENT AND ALL APPLICABLE SECURITIES LAWS. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

            EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.9 OF -THE BASE INDENTURE, THIS CLASS A-1 NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS A-1 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO AESOP FUNDING II L.L.C. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A-1

----------
*     Denominations of $1,000,000 and integral multiples of $200,000.

                                                                   Exhibit A-1-1
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 2


NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            THE PRINCIPAL OF THIS CLASS A-1 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-1 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                             AESOP FUNDING II L.L.C.

                 [   %] RENTAL CAR ASSET BACKED NOTES, CLASS A-1

            AESOP FUNDING II L.L.C., a Delaware limited liability company (herein referred to as the "Company for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [ ] MILLION DOLLARS, which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class A-1 Note shall be due on the Class A-1 Final Distribution Date, which is the October 2001 Distribution Date. However, principal with respect to the Class A-1 Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class A-1 Note at the Class A-1 Note Rate. Such interest shall be payable on each Distribution Date until the principal of this Class A-1 Note is paid or made available for payment. Interest on this Class A-1 Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from July 31, 1997. Interest with respect to the Class A-1 Notes will be calculated on the basis of a 360-day year of twelve 30 day months. Such principal of and interest on this Class A-1 Note shall be paid in the manner specified on the reverse hereof.

            The principal of and interest on this Class A-1 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class A-1 Note shall be applied first to interest due and . payable on this Class A-1 Note as provided above and then to the unpaid principal of this Class A-1 Note. This Class A-1 Note does not represent an interest in, or an obligation of Original AESOP, AESOP Leasing, AESOP Leasing II, AFC, ARC, ARAC or any affiliate of original AESOP, AESOP Leasing, AESOP Leasing II, AFC, ARC, ARAC other than the Company.

            Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note if this Note is a Temporary Global Note, or for interests in a

                                                                   Exhibit A-1-1
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 3


Temporary Global Note or a Permanent Global Note if this Note is a Restricted Global Note (each as defined in the Base Indenture), in each case of the same Series and class, provided that such transfer or exchange complies with Article 2 of the Base Indenture. Interests in this Note may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Base Indenture.

            Reference is made to the further provisions of this Class A-1 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-1 Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A-1 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of AESOP Leasing, AESOP Leasing II, ARAC and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Harris Trust and Savings Bank, 311 Monroe Street, 12th Floor, Chicago, Illinois 60606, Attention: Corporate Trust Officer. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

            Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-1 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                                                                   Exhibit A-1-1
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 4


            IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:____________                       AESOP FUNDING II L.L.C.


                                        By:_____________________________________
                                           Name:
                                           Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Class A-1 Notes of a series issued under the within-mentioned Indenture.

                                        THE BANK OF NEW YORK (as successor in
                                          interest to the corporate trust
                                          administration of Harris Trust and
                                          Savings Bank), as Trustee


                                        By:_____________________________________
                                           Authorized Signatory

                                                                   Exhibit A-1-1
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 5


                           [REVERSE OF CLASS A-1 NOTE]

            This Class A-1 Note is one of a duly authorized issue of Class A-1 Notes of the Company, designated as its Fixed Rate Rental Car Asset Backed Notes, Class A-1 (herein called the "Class A-1 Notes"), all issued under (i) an Amended and Restated Base Indenture dated as of July 30, 1997 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the Company and Harris Trust and Savings Bank, as trustee* .(the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 1997-1 Supplement dated as of July 30, 1997 (the "Series 1997-1 Supplement") between the Company and the Trustee. The Base Indenture and the Series 1997-1 Supplement are referred to herein as the "Indenture". The Class A-1 Notes are subject to all terms of the Indenture. All terms used in this Class A-1 Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

            The Class A-1 Notes are and will be equally and ratably secured by the Series 1997-1 Collateral pledged as security therefor as provided in the Indenture and the Series 1997-1 Supplement.

            Principal of the Class A-1 Notes will be payable on each Distribution Date specified in and in the amounts described in the Indenture. "Distribution Date" means the 20th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing August 20, 1997.

            Commencing on the Distribution Date following the second Determination Date during the Class A-1 Controlled Amortization Period or the first Determination Date after the commencement of the Series 1997-1 Rapid Amortization Period, payments with respect to principal will be made on the Class A-1 Notes. As described above, the entire unpaid principal amount of this Class A-1 Note shall be due and payable on the Series Class A-1 Final Distribution Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 1997-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class A-1 Notes may be paid earlier, as described in the Indenture. All principal payments on the Class A-1 Notes shall be made pro rata to the Noteholders entitled thereto.

            Payments of interest on this Class A-1 Note due and payable on each Distribution Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class A-1 Note, shall be made by wire transfer for credit to the account designated by the Holder of record of this Class A-1 Note (or one or more predecessor Class A-1 Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A-1 Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Any reduction in the principal amount of this Class A-1 Note (or any one or more predecessor Class A-1 Notes)

                                                                   Exhibit A-1-1
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 6


effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Class A-1 Note and of any Class A-1 Note issued upon the registration of transfer hereof or in exchange hereof or-in lieu hereof, whether or not noted thereon.

            The Company shall pay interest on overdue installments of interest at the Class A-1 Note Rate to the extent lawful.

            As provided in the Indenture, the Class A-1 Notes may be redeemed, in whole, but not in part, at the option of the Company on any Distribution Date if on such Distribution Date the Class A-1 Invested Amount is less than or equal to 10-15 of the Class A-1 Initial Invested Amount. The purchase price for such repurchase of the Class A-1 Notes shall equal the aggregate outstanding principal balance of such Class A-1 Notes (determined after giving effect to any payment of principal and interest on such Distribution Date), plus accrued and unpaid interest on such outstanding Class A-1 Invested Amount.

            As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-1 Note may be registered on the Note Register upon surrender of this Class A-1 Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 under the Exchange Act), and such other documents as the Trustee may reasonably require, and thereupon one or more new Class A-1 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-1 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner by acceptance of a Class A-1 Note or, in the case of a Note Owner, a beneficial interest in a Class A-1 Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, AESOP Leasing, AESOP Leasing II, ARAC or the Trustee on the Class A-1 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in its individual capacity, any holder of a beneficial interest in the Company, AESOP Leasing, AESOP Leasing II, ARAC or the Trustee or of any successor or assign of the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained

                                                                   Exhibit A-1-1
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 7


herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-1 Note, subject to Section 13.18 of the Base Indenture.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

            Prior to the due presentment for registration of transfer of this Class A-1 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class A-1 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-1 Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

            It is the intent of the Company, each Noteholder and each Note Owner that, for Federal, state and local income and franchise tax purposes only, the Class A-1 Notes will evidence indebtedness of the Company secured by the Series 1997-1 Collateral. Each Noteholder and each Note Owner, by the acceptance of this Class A-1 Note, agrees to treat this Class A-1 Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 1997-1 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 1997-1 Notes representing more than 50% in principal amount of the aggregate outstanding amount of the Series 1997-1 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 1997-1 Notes representing specified percentages of the aggregate outstanding amount of the Series 1997-1 Notes, on behalf of the Holders of all the Series 1997-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-1 Note (or any one of more predecessor Class A-1 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-1 Note and of any Class A1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-1 Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1997-1 Notes issued thereunder.

                                                                   Exhibit A-1-1
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 8


            The term "Company" as used in this Class A-1 .Note includes any successor to the Company under the Indenture.

            The Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

            This Class A-1 Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

            No reference herein to the Indenture and no provision of this Class A-1 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class A-1 Note at the times, place, and rate, and in the coin or currency herein prescribed.

            Interests in this Restricted Global Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.

                                                                   Exhibit A-1-1
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 9


                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

_______________________________

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________
                         (name and address of assignee)

the within Class A-1 Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________, attorney, to transfer said Class A-1 Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________________                By:____________________________________*
                                           Signature Guaranteed:


                                        ________________________________________


                                        ________________________________________

----------
* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

                             STATEMENT OF INSURANCE

OBLIGATIONS:      $1,650,000,000
                  Aesop Funding II L.L.C.
                  Series 1997-1
                  Rental Car Asset Backed Notes
                  Class A- I and Class A-2

      A note guaranty insurance policy (the "Policy') with respect to the above-referenced obligations (the "Obligations") has been issued by MBIA Insurance Corporation (the "Insurer") and is on file at the corporate trust office of the Trustee.

      The Insurer in consideration of the payment of the premium and subject to the terms of the Policy, thereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each M and complete Insured Payment will be received by Harris Trust and Savings Bank, or its successor, as trustee for the Owners (the "Trustee7), on behalf of the Owners from the Insurer, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations under the Policy with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in the Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer. The Insured Payments do not include and the Policy does not insure any distributions of any Controlled Distribution Amounts.

      Notwithstanding the foregoing paragraph, the Policy does not cover shortfalls, if any, attributable to the liability of the Issuer or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

      The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of such Preference Amount, (ii) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

      The Insurer will pay any other amount payable under the Policy no later than 12:00 noon, New York City time, on the later of the, Distribution Date on which the related Deficiency Amount is due or the second Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim under the Policy, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

      Insured Payments due under the Policy, unless otherwise stated in the Policy, will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

      The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

      Subject to the terms of the Agreement, the Insurer shall be subrogated to the rights of each Owner to receive payments under the Obligations to the extent of any payment by the Insurer under the Policy.

      As used herein, the following terms shall have the following meanings:

      "AGREEMENT" means the Amended and Restated Base Indenture dated as of July 30, 1997 between Aesop Funding II L.L.C. and the Trustee, as amended and supplemented by the Series 1997-1 Supplement dated as of July 30, 1997 between Aesop Funding II L.L.C. and the Trustee, without regard to any amendment or supplement thereto, unless such amendment or supplement has been approved in writing by the Insurer.

      "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which the Insurer or banking institutions in New York City or in the city in which the corporate trust office of the Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

      "DEFICIENCY AMOUNT" means (a) with respect to any Distribution Date, the sum of (i) the excess, if any, of (A) the Series 1997-1 Monthly Interest over
(B) amounts in the Series 1997-1 Accrued Interest Account and the Series 1997-1 Reserve Account as of such Distribution Date and (ii) the Principal Deficit Amount with respect to such Distribution Date and (b) with respect to the Class A- I Final Distribution Date or the Class A-2 Final Distribution Date, the Class A- I Invested Amount or the Class A-2 Invested Amount to the extent unpaid on such Distribution Date.

      "INSURED PAYMENT" means (i) as of any Distribution Date, any Deficiency Amount any Preference Amount.

      "NOTICE" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached to the Policy, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

      "OWNER" means each Noteholder (as defined in the Agreement) who, on the applicable Distribution Date, is entitled under the terms of the applicable Obligations to payment under the Policy.

      "PREFERENCE AMOUNT" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

      Capitalized terms used in the Policy and not otherwise defined therein shall have the respective meanings set forth in the Agreement as of the date of execution of the Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

      Any notice under the Policy or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Trustee.

      The notice address of the Fiscal Agent is 15th Floor, 61 Broadway, New York, New York 10006 Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Trustee in writing.

      The Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

      The insurance provided by the Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

      The Policy is not cancelable for any reason. The premium on the Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the Obligations.

                                                      MBIA INSURANCE CORPORATION

                                                                   EXHIBIT A-1-2
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT

                     FORM OF TEMPORARY GLOBAL CLASS A-1 NOTE

REGISTERED                                                    $_______________**

No. R -

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                  CUSIP (CINS) NO.______________
                                                           ISIN NO._____________

            THIS NOTE IS A TEMPORARY GLOBAL NOTE, WITHOUT COUPONS, EXCHANGEABLE FOR A PERMANENT GLOBAL NOTE WHICH IS, UNDER CERTAIN CIRCUMSTANCES, IN TURN, EXCHANGEABLE FOR DEFINITIVE NOTES WITHOUT COUPONS. THE RIGHTS ATTACHING TO THIS TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

            THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS A-1 NOTE, AGREES FOR THE BENEFIT OF AESOP FUNDING II L.L.C. (THE "COMPANY") THAT THIS CLASS A-1 NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON-U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) IN A TRANSACTION COMPLYING WITH OR EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. EACH SUCH TRANSFER SHALL BE IN ACCORDANCE WITH THE BASE INDENTURE, ANY APPLICABLE SUPPLEMENT AND ALL APPLICABLE SECURITIES LAWS. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS

----------
**    Denominations of $1,000,000 and integral multiples of $200,000.

                                                                   Exhibit A-1-2
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 2


REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

            EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.9 OF THE BASE INDENTURE, THIS CLASS A-1 NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS A-1 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO AESOP FUNDING II L.L.C. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A-1 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            THE PRINCIPAL OF THIS CLASS A-1 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-1 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

            INTERESTS IN THIS TEMPORARY GLOBAL NOTE MAY ONLY BE HELD BY NON U.S. PERSONS AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY ONLY BE HELD IN BOOK-ENTRY FORM THROUGH EUROCLEAR OR CEDEL.

                             AESOP FUNDING II L.L.C.

                [    %] RENTAL CAR ASSET BACKED NOTES, CLASS A-1

            AESOP FUNDING II L.L.C., a Delaware limited liability company (herein referred to as the "Company") for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [ I MILLION DOLLARS (or such lesser amount as shall be the outstanding principal amount of this Temporary Global Note shown in Schedule A hereto), which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class A-1 Note shall be due on the Class A-1 Final Distribution Date, which is the October 2001 Distribution Date. However, principal with respect to the Class A-1 Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class A-1 Note at the Class A-1 Note Rate. Such interest shall be payable on each Distribution Date until the principal of this Class A-1 Note is paid or made available for payment. Interest on this Class A-1

                                                                   Exhibit A-1-2
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 3


Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from August 20, 1997. Interest with respect to the Class A-1 Notes will be calculated on the basis of a 360-day year of twelve 30 day months. Such principal of and interest on this Class A-1 Note shall be paid in the manner specified on the reverse hereof.

            The principal of and interest on this Class A-1 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class A-1 Note shall be applied first to interest due and payable on this Class A-1 Note as provided above and then to the unpaid principal of this Class A-1 Note. This Class A-1 Note does not represent an interest in, or an obligation of Original AESOP, AESOP Leasing, AESOP Leasing II, AFC, ARC, ARAC or any affiliate of Original AESOP, AESOP Leasing, AESOP Leasing II, AFC, ARC, ARAC other than the Company.

            Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note if this Note is a Temporary Global Note, or for interests in a Temporary Global Note or a Permanent Global
Note if this Note is a Restricted Global Note (each as defined in the Base Indenture), in each case of the same Series and class, provided that such transfer or exchange complies with Article 2 of the Base Indenture. Interests in this Note may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Base Indenture.

            Reference is made to the further provisions of this Class A-1 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-1 Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A-1 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of AESOP Leasing, AESOP Leasing II, ARAC and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Harris Trust and Savings Bank, 311 Monroe Street, 12th Floor, Chicago, Illinois 60606, Attention: Corporate Trust Officer. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

            Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-1 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                                                                   Exhibit A-1-2
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 4


            IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:____________                       AESOP FUNDING II L.L.C.


                                        By:_____________________________________
                                           Name:
                                           Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Class A-1 Notes of a series issued under the within-mentioned Indenture.

                                        THE BANK OF NEW YORK (as successor in
                                          interest to the corporate trust
                                          administration of Harris Trust and
                                          Savings Bank), as Trustee


                                        By:_____________________________________
                                           Authorized Signatory

                                                                   Exhibit A-1-2
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 5


                           [REVERSE OF CLASS A-1 NOTE]

            This Class A-1 Note is one of a duly authorized issue of Class A-1 Notes of the Company, designated as its Fixed Rate Rental Car Asset Backed Notes, Class A-1 (herein called the "Class A-1 Notes"), all issued under U) an Amended and Restated Base Indenture dated as of July 30, 1997 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the Company and Harris Trust and Savings Bank, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 1997-1 Supplement dated as of July 30, 1997 (the "Series 1997-1 Supplement") between the Company and the Trustee., The Base Indenture and the Series 1997-1 Supplement are referred to herein as the "Indenture". The Class A-1 Notes are subject to all terms of the Indenture. All terms used in this Class A-1 Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

            The Class A-1 Notes are and will be equally and ratably secured by the Series 1997-1 Collateral pledged as security therefor as provided in the Indenture and the Series 1997-1 Supplement.

            Principal of the Class A-1 Notes will be payable on each Distribution Date specified in and in the amounts described in the Indenture. "Distribution Date" means the 20th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing August 20, 1997.

            Commencing on the Distribution Date following the second Determination Date during the Class A-1 Controlled Amortization Period or the first Determination Date after the commencement of the Series 1997-1 Rapid Amortization Period, payments with respect to principal will be made on the Class A-1 Notes. As described above, the entire unpaid principal amount of this Class A-1 Note shall be due and payable on the Series Class A-1 Final Distribution Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 1997-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class A-1 Notes may be paid earlier, as described in the Indenture. All principal payments on the Class A-1 Notes shall be made pro rata to the Noteholders entitled thereto.

            Payments of interest on this Class A-1 Note due and payable on each Distribution Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class A-1 Note, shall be made by wire transfer for credit to the account designated by the Holder of record of this Class A-1 Note (or one or -more predecessor Class A-1 Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A-1 Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Any reduction in the

                                                                   Exhibit A-1-2
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 6


principal amount of this Class A-1 Note (or any one or more predecessor Class A-1 Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Class A-1 Note and of any Class A-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon.

            The Company shall pay interest on overdue installments of interest at the Class A-1 Note Rate to the extent lawful.

            As provided in the Indenture, the Class A-1 Notes may be redeemed, in whole, but not in part, at the option of the Company on any Distribution Date if on such Distribution Date the Class A-1 Invested Amount is less than or equal to 100-. of the Class A-1 Initial Invested Amount. The purchase price for such repurchase of the Class A-1 Notes shall equal the aggregate outstanding principal balance of such Class A-1 Notes (determined after giving effect to any payment of principal and interest on such Distribution Date), plus accrued and unpaid interest on such outstanding Class A-1 Invested Amount.

            As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-1 Note may be registered on the Note Register upon surrender of this Class A-1 Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 under the Exchange Act), and such other documents as the Trustee may reasonably require, and thereupon one or more new Class A-1 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-1 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner by acceptance of a Class A-1 Note or, in the case of a Note Owner, a beneficial interest in a Class A-1 Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, AESOP Leasing, AESOP Leasing II, ARAC or the Trustee on the Class A-1 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in its individual capacity, any holder of a beneficial interest in the Company, AESOP Leasing, AESOP Leasing II, ARAC or the Trustee or of any successor or assign of the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to

                                                                   Exhibit A-1-2
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 7


pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-1 Note, subject to
Section 13.18 of the Base Indenture.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following .payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

            Prior to the due presentment for registration of transfer of this Class A-1 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class A-1 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-1 Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

            It is the intent of the Company, each Noteholder and each Note Owner that, for Federal, state and local income and franchise tax purposes only, the Class A-1 Notes will evidence indebtedness of the Company secured by the Series 1997-1 Collateral. Each Noteholder and each Note Owner, by the acceptance of this Class A-1 Note, agrees to treat this Class A-1 Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

            Each Holder of this Note shall provide to the Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable substitute,) with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Note is a non U.S. person and providing the Noteholder's name and address. If the information provided in the statement changes, the Noteholder shall so inform the Trustee within 30 days of such change.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 1997-1 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 1997-1 Notes representing more than 50% in principal amount of the aggregate outstanding amount of the Series-1997-1 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 1997-1 Notes representing specified percentages of the aggregate outstanding amount of the Series 1997-1 Notes, on behalf of the Holders of all the Series 1997-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this

                                                                   Exhibit A-1-2
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 8


Class A-1 Note (or any one of more predecessor Class A-1 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-1 Note and of any Class A1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-1 Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1997-1 Notes issued thereunder.

            The term "Company" as used in this Class A-1 Note includes any successor to the Company under the Indenture.

            The Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

            This Class A-1 Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

            No reference herein to the Indenture and no provision of this Class A-1 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class A-1 Note at the times, place, and rate, and in the coin or currency herein prescribed.

            Prior to the Exchange Date (as defined below), payments (if any) on this Temporary Global Note will only be paid to the extent that there is presented by Cedel Bank, societe anonyme ("Cedel") or Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear") to the Trustee at its office in London a certificate, substantially in the form set out in Exhibit B to the Base Indenture, to the effect that it has received from or in respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit C to the Base Indenture., After the Exchange Date the holder of this Temporary Global Note will not be entitled to receive any payment hereon, until this Temporary Global Note is exchanged in full for a Permanent Global Note. This Temporary Global Note shall in all other respects be entitled to the same benefits as the Permanent Global Notes under the Indenture.

            On or after the date (the "Exchange Date") which is the date that is the 40th day after the completion of the distribution of the relevant Series, interests in this Temporary Global Note may be exchanged (free of charge) for interests in a Permanent Global Note in the form of Exhibit A-1-3 to the Series 1997-1 Supplement upon presentation of this Temporary Global Note at the office in London of the Trustee (or at such other place outside the United States of America, its territories and possessions as the Trustee may agree). The Permanent Global Note shall be so issued and delivered in exchange for only that portion of this Temporary Global Note in respect of which there shall have been presented to the Trustee by Euroclear or Cedel a certificate, substantially in the form set out in Exhibit B to the Base Indenture, to the effect that it

                                                                   Exhibit A-1-2
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 9


has received from or in respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit C to the Base Indenture. On an exchange of the whole of this Temporary Global Note, this Temporary Global Note shall be surrendered to the Trustee at its office in London. On an exchange of part only of this Temporary Global Note, details of such exchange shall be entered by or on behalf of the Company in Schedule A hereto and the relevant space in Schedule A hereto recording such exchange shall be signed by or on behalf of the Company. If, following the issue of a Permanent Global Note in exchange for some of the Notes represented by this Temporary Global Note, further Notes of this Series are to be exchanged pursuant to this paragraph, such exchange may be effected, without the issue of a new Permanent Global Note, by the Company or its agent endorsing Part I of Schedule A of the Permanent Global Note previously issued to reflect an increase in the aggregate principal amount of such Permanent Global Note by an amount equal to the aggregate principal amount of the additional Notes of this Series to be exchanged.

            Interests in this Temporary Global Note will be transferable in accordance with the rules and procedures for the time being of Euroclear or Cedel. Each person who is shown in the records of Euroclear and Cedel as entitled to a particular number of Notes by way of an interest in this Temporary Global Note will be treated by the Company, the Trustee and any paying agent as the holder of such number of Notes. For purposes of this Temporary Global Note, the securities account records of Euroclear or Cedel shall, in the absence of manifest ,error, be conclusive evidence of the identity of the holders of Notes and of the principal amount of Notes represented by this Temporary Global Note credited to the securities accounts of such holders of Notes. Any statement issued by Euroclear or Cedel to any holder relating to a specified Note or Notes credited to the securities account of such holder and stating the principal amount of such Note or Notes and certified by Euroclear or Cedel to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Cedel for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Temporary Global Note, the Company irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Company, the obligation of the Company hereunder to pay any amount due in respect of each Note represented by this Temporary Global Note which is credited to such holder's securities account with Euroclear or Cedel without the production of this Temporary Global Note.

                                                                   Exhibit A-1-2
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                         Page 10


                                   SCHEDULE A

                         SCHEDULE OF EXCHANGES FOR NOTES
                     REPRESENTED BY A PERMANENT GLOBAL NOTE

The following exchanges of a part of this Temporary Global Note for Notes represented by a Permanent Global Note have been made:

--------------------------------------------------------------------------------

             PART OF PRINCIPAL
             AMOUNT OF THIS         REMAINING
             TEMPORARY GLOBAL       PRINCIPAL AMOUNT
             NOTE EXCHANGED FOR     OF THIS TEMPORARY
 DATE        NOTES REPRESENTED      GLOBAL NOTE
 EXCHANGE    BY A PERMANENT         FOLLOWING SUCH        NOTATION MADE BY OR ON
 MADE        GLOBAL NOTE            EXCHANGE              BEHALF OF THE ISSUER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   Exhibit A-1-2
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                         Page 11


See Exhibit A-1-1 for form of statement of insurance

                                                                   EXHIBIT A-1-3
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT

                     FORM OF PERMANENT GLOBAL CLASS A-1 NOTE

REGISTERED                                                      $____________***

No. R-

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                    CUSIP (CINS) NO.____________
                                                           ISIN NO. ____________

            THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS A-1 NOTE, AGREES FOR THE BENEFIT OF AESOP FUNDING II L.L.C. (THE "COMPANY") THAT THIS CLASS A-1 NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) IN A TRANSACTION COMPLYING WITH OR EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. EACH SUCH TRANSFER SHALL BE IN ACCORDANCE WITH THE BASE INDENTURE, ANY APPLICABLE SUPPLEMENT AND ALL APPLICABLE SECURITIES LAWS. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

            EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.9 OF THE BASE INDENTURE, THIS CLASS A-1 NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR

----------
***   Denominations of $1,000,000 and integral multiples of $200,000.

                                                                   Exhibit A-1-3
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 2


CLEARING AGENCY. UNLESS THIS CLASS A-1 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO AESOP FUNDING II L.L.C. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A-1 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            THE PRINCIPAL OF THIS CLASS A-1 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-1 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                             AESOP FUNDING II L.L.C.

                 [   %] RENTAL CAR ASSET BACKED NOTES, CLASS A-1

            AESOP FUNDING II L.L.C., a Delaware limited liability company (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [ I MILLION DOLLARS, which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class A-1 Note shall be due on the Class A-1 Final Distribution Date, which is the October 2001 Distribution Date. However, principal with respect to the Class A-1 Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class A-1 Note at the Class A-1 Note Rate. Such interest shall be payable on each Distribution Date until the principal of this Class A-1 Note is paid or made available for payment. Interest on this Class A-1 Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from July 31, 1997. Interest with respect to the Class A-1 Notes will be calculated on the basis of a 360-day year of twelve 30 day months. Such principal of and interest on this Class A-1 Note shall be paid in the manner specified on the reverse hereof.

            The principal of and interest on this Class A-1 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class A-1 Note shall be applied first to interest due and payable on this Class A-1 Note as provided above and then to the unpaid principal of this Class A-1 Note. This Class A-l Note does not represent an interest in, or an obligation of Original AESOP, AESOP Leasing, AESOP Leasing II, AFC,

                                                                   Exhibit A-1-3
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 3


ARC, ARAC or any affiliate of original AESOP, AESOP Leasing, AESOP Leasing II, AFC, ARC, ARAC other than the Company.

            Reference is made to the further provisions of this Class A-1 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-1 Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A-1 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of AESOP Leasing, AESOP Leasing II, ARAC and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Harris Trust and Savings Bank, 311 Monroe Street, 12th Floor, Chicago, Illinois 60606, Attention: Corporate Trust Officer. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

            Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-1 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                                                                   Exhibit A-1-3
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 4


            IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:____________                       AESOP FUNDING II L.L.C.


                                        By:_____________________________________
                                           Name:
                                           Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Class A-1 Notes of a series issued under the within-mentioned Indenture.

                                        THE BANK OF NEW YORK (as successor in
                                          interest to the corporate trust
                                          administration of Harris Trust and
                                          Savings Bank), as Trustee


                                        By:_____________________________________
                                           Authorized Signatory

                                                                   Exhibit A-1-3
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 5


                           [REVERSE OF CLASS A-1 NOTE]

            This Class A-1 Note is one of a duly authorized issue of Class A-1 Notes of the Company, designated as its Fixed Rate Rental Car Asset Backed Notes, Class A-1 (herein called the "Class A-1 Notes"), all issued under (i) an Amended and Restated Base Indenture dated as of July 30, 1997 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the Company and Harris Trust and Savings Bank, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 1997-1 Supplement dated as of July 30, 1997 (the "Series 1997-1 Supplement") between the Company and the Trustee. The Base Indenture and the Series 1997-1 Supplement are referred to herein as the "Indenture". The Class A-1 Notes are subject to all terms of the Indenture. All terms used in this Class A-1 Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

            The Class A-1 Notes are and will be equally and ratably secured by the Series 1997-1 Collateral pledged as security therefor as provided in the Indenture and the Series 1997-1 Supplement.

            Principal of the Class A-1 Notes will be payable on each Distribution Date specified in and in the amounts described in the Indenture. "Distribution Date" means the 20th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing August 20, 1997.

            Commencing on the Distribution Date following the second Determination Date during the Class A-1 Controlled Amortization Period or the first Determination Date after the commencement of the Series 1997-1 Rapid Amortization Period, payments with respect to principal will be made on the Class A-1 Notes. As described above, the entire unpaid principal amount of this Class A-1 Note shall be due and payable on the Series Class A-1 Final Distribution Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 1997-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class A-1 Notes may be paid earlier, as described in the Indenture. All principal payments on the Class A-1 Notes shall be made pro rata to the Noteholders entitled thereto.

            Payments of interest on this Class A-1 Note due and payable on each Distribution Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class A-1 Note, shall be made by wire transfer for credit to the account designated by the Holder of record of this Class A-l Note (or one or more predecessor Class A-1 Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A-1 Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Any reduction in the principal amount of this Class A-1 Note (or any one or more predecessor Class A-1 Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders

                                                                   Exhibit A-1-3
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 6


of this Class A-1 Note and of any Class A-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon.

            The Company shall pay interest on overdue installments of interest at the Class A-1 Note Rate to the extent lawful.

            As provided in the Indenture, the Class A-1 Notes may be redeemed, in whole, but not in part, at the option of the Company on any Distribution Date if on such Distribution Date the Class A-1 Invested Amount is less than or equal to 10% of the Class A-1 Initial Invested Amount. The purchase price for such repurchase of the Class A-1 Notes shall equal the aggregate outstanding principal balance of such Class A-1 Notes (determined after giving effect to any payment of principal and interest on such Distribution Date), plus accrued and unpaid interest on such outstanding Class A-1 Invested Amount.

            As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-1 Note may be registered on the Note Register upon surrender of this Class A-1 Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized it writing, with such signature guaranteed by an "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 under the Exchange Act), and such other documents as the Trustee may reasonably require, and thereupon one or more new Class A-1 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated -transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-1 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner by acceptance of a Class A-1 Note or, in the case of a Note Owner, a beneficial interest in a Class A-1 Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, AESOP Leasing, AESOP Leasing II, ARAC or the Trustee on the Class A-1 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against U) the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in its individual capacity, any holder of a beneficial interest in the Company, AESOP Leasing, AESOP Leasing II, ARAC or the Trustee or of any successor or assign of the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company

                                                                   Exhibit A-1-3
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 7


for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-1 Note, subject to Section 13.18 of the Base Indenture.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

            Prior to the due presentment for registration of transfer of this Class A-1 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class A-1 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-1 Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

            It is the intent of the Company, each Noteholder and each Note Owner that, for Federal, state and local income and franchise tax purposes only, the Class A-1 Notes will evidence indebtedness of the Company secured by the Series 1997-1 Collateral. Each Noteholder and each Note Owner, by the acceptance of this Class A-1 Note, agrees to treat this Class A-1 Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

            Each Holder of this Note shall provide to the Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable substitute) with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Note is a non U.S. person and providing the Noteholder's name and address. If the information provided in the statement changes, the Noteholder shall so inform the Trustee within 30 days of such change.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 1997-1 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 1997-1 Notes representing more than 50% in principal amount of the aggregate outstanding amount of the Series 1997-1 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 1997-1 Notes representing specified percentages of the aggregate outstanding amount of the Series 1997-1 Notes, on behalf of the Holders of all the Series 1997-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-1 Note (or any one of more predecessor Class A-1 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-1 Note and of any Class A-

                                                                   Exhibit A-1-3
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 8


1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-1 Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1997-1 Notes issued thereunder.

            The term "Company" as used in this Class A-1 Note includes any successor to the Company under the Indenture.

            The Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

            This Class A-1 Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

            No reference herein to the Indenture and no provision of this Class A-1 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class A-1 Note at the times, place, and rate, and in the, coin or currency herein prescribed

            Interests in this Permanent Global Note will be transferable in accordance with the rules and procedures for the time being of Cedel Bank, societe anonyme ("Cedel") or Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear"). Each person who is shown in the records of Euroclear and Cedel as entitled to a particular number of Notes by way of an interest in this Permanent Global Note will be treated by the Trustee and any paying agent as the holder of such number of Notes. For purposes of this Permanent Global Note, the securities account records of Euroclear or Cedel shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Notes and of the principal amount of Notes represented by this Permanent Global Note credited to the securities accounts of such holders of Notes. Any statement issued by Euroclear or Cedel to any holder relating to a specified Note or Notes credited to the securities account of such holder and stating the principal amount of such Note or Notes and certified by Euroclear or Cedel to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Cedel for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Permanent Global Note, the Company irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Company, the obligation of the Company hereunder to pay any amount due in respect of each Note represented by this Permanent Global Note which is credited to such holder's securities account with Euroclear or Cedel without the production of this Permanent Global Note.

                                                                   Exhibit A-1-3
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 9


            Interests in this Permanent Global Note may be exchanged for Definitive Notes subject to the provisions of the Indenture.

                                                                   Exhibit A-1-3
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                         Page 10


See Exhibit A-1-1 for form of statement of insurance

                                                                   EXHIBIT A-2-1
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT

                    FORM OF RESTRICTED GLOBAL CLASS A-2 NOTE

REGISTERED                                                      $___________****

No. R -

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                  CUSIP (CINS) NO.______________

            THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS A-2 NOTE, AGREES FOR THE BENEFIT OF AESOP FUNDING II L.L.C. (THE "COMPANY") THAT THIS CLASS A-2 NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO-DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) IN A TRANSACTION COMPLYING WITH OR EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. EACH SUCH TRANSFER SHALL BE IN ACCORDANCE WITH THE BASE INDENTURE, ANY APPLICABLE SUPPLEMENT AND ALL APPLICABLE SECURITIES LAWS. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

            EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.9 OF THE BASE INDENTURE, THIS CLASS A-2 NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS A-2 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW

----------
****  Denominations of $1,000,000 and integral multiples of $200,000.

                                                                   Exhibit A-2-1
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 2


YORK CORPORATION ("DTC-1), TO AESOP FUNDING II L.L.C. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A-2 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            THE PRINCIPAL OF THIS CLASS A-2 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-2 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                             AESOP FUNDING II L.L.C.

                 [   %] RENTAL CAR ASSET BACKED NOTES, CLASS A-2

            AESOP FUNDING II L.L.C., a Delaware limited liability company (herein referred to as the "Company"), for value received, hereby promises to pay to Cede Co., or registered assigns, the principal sum of I MILLION DOLLARS, which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class A-2 Note shall be due on the Class A-2 Final Distribution Date, which is the October 2003 Distribution Date. However, principal with respect to the Class A-2 Notes may be paid earlier or later under certain limited-circumstances described in the Indenture. The Company will pay interest on this Class A-2 Note at the Class A-2 Note Rate. Such interest shall be payable on each Distribution Date until the principal of this Class A-2 Note is paid or made available for payment. Interest on this Class A-2 Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from August 20, 1997. Interest with respect to the Class A-2 Notes will be calculated on the basis of a 360-day year of twelve 30 day months. Such principal of and interest on this Class A-2 Note shall be paid in the manner specified on the reverse hereof.

            The principal of and interest on this Class A-2 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class A-2 Note shall be applied first to interest due and payable on this Class A-2 Note as provided above and then to the unpaid principal of this Class A-2 Note. This Class A-2 Note does not represent an interest in, or an obligation of Original AESOP, AESOP Leasing, AESOP Leasing II, AFC, ARC, ARAC or any affiliate of Original AESOP, AESOP Leasing, AESOP Leasing II, AFC, ARC, ARAC other than the Company.

                                                                   Exhibit A-2-1
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 3


            Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note if this Note is a Temporary Global Note, or for interests in a Temporary Global Note or a Permanent Global
Note if this Note is a Restricted Global Note (each as defined in the Base Indenture), in each case of the same Series and class, provided that such transfer or exchange complies with Article 2 of the Base Indenture. Interests in this Note may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Base Indenture.

            Reference is made to the further provisions of this Class A-2 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-2 Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A-2 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of AESOP Leasing, AESOP Leasing II, ARAC and the Trustee. A copy of the *Indenture may be requested from the Trustee by writing to the Trustee at: Harris Trust and Savings Bank, 311 Monroe Street, 12th Floor, Chicago, Illinois 60606, Attention: Corporate Trust Officer. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

            Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-2 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                                                                   Exhibit A-2-1
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 4


            IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:____________                       AESOP FUNDING II L.L.C.


                                        By:_____________________________________
                                           Name:
                                           Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Class A-2 Notes of a series issued under the within-mentioned Indenture.

                                        THE BANK OF NEW YORK (as successor in
                                          interest to the corporate trust
                                          administration of Harris Trust and
                                          Savings Bank), as Trustee


                                        By:_____________________________________
                                           Authorized Signatory

                                                                   Exhibit A-2-1
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 5


                           [REVERSE OF CLASS A-2 NOTE]

            This Class A-2 Note is one of a duly authorized issue of Class A-2 Notes of the Company, designated as its Fixed Rate Rental Car Asset Backed Notes, Class A-2 (herein called the ",Class A-2 Notes"), all issued under (i) an Amended and Restated Base Indenture dated as of July 30, 1997 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the Company and Harris Trust and Savings Bank, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 1997-1 Supplement dated as of July 30, 1997 (the "Series 1997-1 Supplement") between the Company and the Trustee. The Base Indenture and the Series 1997-1 Supplement are referred to herein as the "Indenture". The Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Class A-2 Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

            The Class A-2 Notes are and will be equally and ratably secured by the Series 1997-1 Collateral pledged as security therefor as provided in the Indenture and the Series 1997-1 Supplement.

            Principal of the Class A-2 Notes will be payable on each Distribution Date specified in and in the amounts described in the Indenture. "Distribution Date" means the 20th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing August 20, 1997.

Commencing on the Distribution Date following the second Determination Date during the Class A-2 Controlled Amortization Period or the first Determination Date after the commencement of the Series 1997-1 Rapid Amortization Period, payments with respect to principal will be made on the Class A-2 Notes. As described above, the entire unpaid principal amount of this Class A-2 Note shall be due and payable on the Series Class A-2 Final Distribution Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 1997-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class A-2 Notes may be paid earlier, as described in the Indenture. All principal payments on the Class A-2 Notes shall be made pro rata to the Noteholders entitled thereto.

            Payments of interest on this Class A-2 Note due and payable on each Distribution Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class A-2 Note, shall be made by wire transfer for credit to the account designated by the Holder of record of this Class A-2 Note (or one or more predecessor Class A-2 Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A-2 Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Any reduction in the principal amount of this Class A-2 Note (or any one or more predecessor Class A-2 Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders

                                                                   Exhibit A-2-1
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 6


of this Class A-2 Note and of any Class A-2 Note issued upon the registration of transfer .hereof or in exchange hereof or in lieu hereof, whether or not noted thereon.

            The Company shall pay interest on overdue installments of interest at the Class A-2 Note Rate to the extent lawful.

            As provided in the Indenture, the Class A-2 Notes may be redeemed, in whole, but not in part, at the option of the Company on any Distribution Date if on such Distribution Date the Class A-2 Invested Amount is less than or equal to 10% of the Class A-2 Initial Invested Amount. The purchase price for such repurchase of the Class A-2 Notes shall equal the aggregate outstanding principal balance of such Class A-2 Notes (determined after giving effect to any payment of principal and interest on such Distribution Date), plus accrued and unpaid interest on such outstanding Class A-2 Invested Amount.

            As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-2 Note may be registered on the Note Register upon surrender of this Class A-2 Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 under the Exchange Act), and such other documents as the Trustee may reasonably require, and thereupon one or more new Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-2 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner by acceptance of a Class A-2 Note or, in the case of a Note Owner, a beneficial interest in a Class A-2 Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, AESOP Leasing, AESOP Leasing II, ARAC or the Trustee on the Class A-2 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in its individual capacity, (ii) any owner of a beneficial interest in the Company, or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in its individual capacity, any holder of a beneficial interest in the Company, AESOP Leasing, AESOP Leasing II, ARAC or the Trustee or of any successor or assign of the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company

                                                                   Exhibit A-2-1
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 7


for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-2 Note, subject to Section.13.18 of the Base Indenture.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or Join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or -the Related Documents.

            Prior to the due presentment for registration of transfer of this Class A-2 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class A-2 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-2 Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

            It is the intent of the Company, each Noteholder and each Note Owner that, for Federal, state and local income and franchise tax purposes only, the Class A-2 Notes will evidence indebtedness of the Company secured by the Series 1997-1 Collateral. Each Noteholder and each Note owner, by the acceptance of this Class A-2 Note, agrees to treat this Class A-2 Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 1997-1 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 1997-1 Notes representing more than 5011 in principal amount of the aggregate outstanding amount of the Series 1997-1 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 1997-1 Notes representing specified percentages of the aggregate outstanding amount of the Series 1997-1 1 Notes, on behalf of the Holders of all the Series 1997-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-2 Note (or any one of more predecessor Class A-2 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-2 Note and of any Class A2 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-2 Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1997-1 Notes issued thereunder.

            The term "Company" as used in this Class A-2 Note includes any successor to the Company under the Indenture.

                                                                   Exhibit A-2-1
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 8


            The Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

            This Class A-2 Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

            No reference herein to the Indenture and no provision of this Class A-2 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class A-2 Note at the times, place, and rate, and in the coin or currency herein prescribed.

            Interests in this Restricted Global Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.

                                                                   Exhibit A-2-1
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 9


                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

_______________________________

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________
                         (name and address of assignee)

the within Class A-2 Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________, attorney, to transfer said Class A-2 Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________________                By:____________________________________*
                                           Signature Guaranteed:


                                        ________________________________________


                                        ________________________________________

----------
* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

                                                                   Exhibit A-2-1
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                         Page 10


See Exhibit A-1-1 for form of statement of insurance

                                                                   EXHIBIT A-2-2
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT

                     FORM OF TEMPORARY GLOBAL CLASS A-2 NOTE

REGISTERED                                                        $___________**

No. R -

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                   CUSIP (CINS) NO. ____________
                                                            ISIN NO.____________

            THIS NOTE IS A TEMPORARY GLOBAL NOTE, WITHOUT COUPONS, EXCHANGEABLE FOR A PERMANENT GLOBAL NOTE WHICH IS, UNDER CERTAIN CIRCUMSTANCES, IN TURN, EXCHANGEABLE FOR DEFINITIVE NOTES WITHOUT COUPONS. THE RIGHTS ATTACHING TO THIS TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

            THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS A-2 NOTE, AGREES FOR THE BENEFIT OF AESOP FUNDING II L.L.C. (THE "COMPANY") THAT THIS CLASS A-2 NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) IN A TRANSACTION COMPLYING WITH OR EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. EACH SUCH TRANSFER SHALL BE IN ACCORDANCE WITH THE BASE INDENTURE, ANY APPLICABLE SUPPLEMENT AND ALL APPLICABLE SECURITIES LAWS. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

----------
**    Denominations of $1,000,000 and integral multiples of $200,000.

                                                                   Exhibit A-2-2
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 2


            EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.9.OF THE BASE INDENTURE, THIS CLASS A-2 NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS A-2 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO AESOP FUNDING II L.L.C. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A-2 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS; AN INTEREST HEREIN.

            THE PRINCIPAL OF THIS CLASS A-2 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-2 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

            INTERESTS IN THIS TEMPORARY GLOBAL NOTE MAY ONLY BE HELD BY NON-U.S. PERSONS AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY ONLY BE HELD IN BOOK-ENTRY FORM THROUGH EUROCLEAR OR CEDEL.

                             AESOP FUNDING II L.L.C.

                 [   %] RENTAL CAR ASSET BACKED NOTES, CLASS A-2

            AESOP FUNDING II L.L.C., a Delaware limited liability company (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [ ] MILLION DOLLARS (or such lesser amount as shall be the outstanding principal amount of this Temporary Global Note shown in Schedule A hereto), which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class A-2 Note shall be due on the Class A-2 Final Distribution Date, which is the October 2003 Distribution Date. However, principal with respect to the Class A-2 Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class A-2 Note at the Class A-2 Note Rate. Such interest shall be payable on each Distribution Date until the principal of this Class A-2 Note is paid or made available for payment. Interest on this Class A-2 Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from July 31, 1997. Interest with respect to the Class A-2 Notes will be calculated on the basis of

                                                                   Exhibit A-2-2
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 3


a 360-day year of twelve 30 day months. Such principal of and interest on this Class A-2 Note shall be paid in the manner specified on the reverse hereof.

            The principal of and interest on this Class A-2 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class A-2 Note shall be applied first to interest due and payable on this Class A-2 Note as provided above and then to the unpaid principal of this Class A-2 Note. This Class A-2 Note does not represent an interest in, or an obligation of Original AESOP, AESOP Leasing, AESOP Leasing II, AFC, ARC, ARAC or any affiliate of original AESOP, AESOP Leasing, AESOP Leasing II, AFC, ARC, ARAC other than the Company.

            Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note if this Note is a Temporary Global Note, or for interests in a Temporary Global Note or a Permanent Global
Note if this Note is a Restricted Global Note (each as defined in the Base Indenture), in each case of the same Series and class, provided that such transfer or exchange complies with Article 2 of the Base Indenture. Interests in this Note may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Base Indenture.

            Reference is made to the further provisions of this Class A-2 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-2 Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A-2 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of AESOP Leasing, AESOP Leasing II, ARAC and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Harris Trust and Savings Bank, 311 Monroe Street, 12th Floor, Chicago, Illinois 60606, Attention: Corporate Trust Officer. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

            Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-2 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                                                                   Exhibit A-2-2
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 4


            IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:____________                       AESOP FUNDING II L.L.C.


                                        By:_____________________________________
                                           Name:
                                           Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Class A-2 Notes of a series issued under the within-mentioned Indenture.

                                        THE BANK OF NEW YORK (as successor in
                                          interest to the corporate trust
                                          administration of Harris Trust and
                                          Savings Bank), as Trustee


                                        By:_____________________________________
                                           Authorized Signatory

                                                                   Exhibit A-2-2
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 5


                           [REVERSE OF CLASS A-2 NOTE)

            This Class A-2 Note is one of a duly authorized issue of Class A-2 Notes of the Company, designated as its Fixed Rate Rental Car Asset Backed Notes, Class A-2 (herein called the 11 ` Class A-2 Notes"), all issued under (i) an Amended and Restated Base Indenture dated as of July 30, 1997 (such Base Indenture, as amended or modified is herein called the "Base Indenture"), between the Company and Harris Trust and Savings Bank, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 1997-1 Supplement dated as of July 30, 1997 (the "Series 1997-1 Supplement") between the Company and the Trustee. The Base Indenture and the Series 1997-1 Supplement are referred to herein as the "Indenture". The Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Class A-2 Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended. The Class A-2 Notes are and will be equally and ratably secured by the Series 1997-1 Collateral pledged as security therefor as provided in the Indenture and the Series 1997-1 Supplement.

            Principal of the Class A-2 Notes will be payable on each Distribution Date specified in and in the amounts described in the Indenture. "Distribution Date" means the 20th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing August 20, 1997.

Commencing on the Distribution Date following the second Determination Date during the Class A-2 Controlled Amortization Period or the first Determination Date after the commencement of the Series 1997-1 Rapid Amortization Period, payments with respect to principal will be made on the Class A-2 Notes. As described above, the entire unpaid principal amount of this Class A-2 Note shall be due and payable on the Series Class A-2 Final Distribution Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 1997-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class A-2 Notes may be paid earlier, as described in the Indenture. All principal payments on the Class A-2 Notes shall be made pro rata to the Noteholders entitled thereto.

            Payments of interest on this Class A-2 Note due and payable on each Distribution Date, together with the ,installment of principal then due, if any, to the extent not in full payment of this Class A-2 Note, shall be made by wire transfer for credit to the account designated by the Holder of record of this Class A-2 Note (or one or -more predecessor Class A-2 Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A-2 Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Any reduction in the principal amount of this Class A-2 Note (or any one or more predecessor Class A-2 Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders

                                                                   Exhibit A-2-2
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 6


of this Class A-2 Note and of any Class A-2 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon.

            The Company shall pay interest on overdue installments of interest at the Class A-2 Note Rate to the extent lawful.

            As provided in the Indenture, the Class A-2 Notes may be redeemed, in whole, but not in part, at the option of the Company on any Distribution Date if on such Distribution Date the Class A-2 Invested Amount is less than or equal to 1050c of the Class A-2 Initial Invested Amount. The purchase price for such repurchase of the Class A-2 Notes shall equal the aggregate outstanding principal balance of such Class A-2 Notes (determined after giving effect to any payment of principal and interest on such Distribution Date), plus accrued and unpaid interest on such outstanding Class A-2 Invested Amount.

            As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-2 Note may be registered on the Note Register upon surrender of this Class A-2 Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 under the Exchange Act), and such other documents as the Trustee may reasonably require, and thereupon one or more new Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-2 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner by acceptance of a Class A-2 Note or, in the case of a Note Owner, a beneficial interest in a Class A-2 Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, AESOP Leasing, AESOP Leasing II, ARAC or the Trustee on the Class A-2 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in-its individual capacity, any holder of a beneficial interest in the Company, AESOP Leasing, AESOP Leasing II, ARAC or the Trustee or of any successor or assign of the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company

                                                                   Exhibit A-2-2
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 7


for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-2 Note, subject to Section 13.18 of the Base Indenture.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

            Prior to the due presentment for registration of transfer of this Class A-2 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in' whose name this Class A-2 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-2 Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

            It is the intent of the Company, each Noteholder and each Note Owner that, for Federal, state and local income and franchise tax purposes only, the Class A-2 Notes will evidence indebtedness of the Company secured by the Series 1997-1 Collateral. Each Noteholder and each Note Owner, by the acceptance of this Class A-2 Note, agrees to treat this Class A-2 Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

            Each Holder of this Note shall provide to the Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable substitute) with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Note is a non U.S. person and providing the Noteholder's name and address. If the information provided in the statement changes, the Noteholder shall so inform the Trustee within 30 days of such change.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 1997-1 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 1997-1 Notes representing more than 50% in principal amount of the aggregate outstanding amount of the Series 1997-1 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 1997-1 Notes representing specified percentages of the aggregate outstanding amount of the Series 1997-1 Notes, on behalf of the Holders of all the Series 1997-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of-this Class A-2 Note (or any one of more predecessor Class A-2 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-2 Note and of any Class A-

                                                                   Exhibit A-2-2
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 8


2 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-2 Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1997-1 Notes issued thereunder.

            The term "Company" as used in this Class A-2 Note includes any successor to the Company under the Indenture.

            The Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

            This Class A-2 Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

            No reference herein to the Indenture and no provision of this Class A-2 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class A-2 Note at the times, place, and rate, and in the coin or currency herein prescribed.

            Prior to the Exchange Date (as defined below), payments (if any) on this Temporary Global Note will only be paid to the extent that there is presented by Cedel Bank , soci6t6 anonyme ("Cedel") or Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear") to the Trustee at its office in London a certificate, substantially in the form set out in Exhibit B to the Base Indenture, to the effect that it has received from or in respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit C to the Base Indenture. After the Exchange Date the holder of this Temporary Global Note will not be entitled to receive any payment hereon, until this Temporary Global Note is exchanged in full for a Permanent Global Note. This Temporary Global Note shall in all other respects be entitled to the same benefits as the .Permanent Global Notes under the Indenture.

            On or after the date (the "Exchange Date") which is the date that is the 40th day after the completion of the distribution of the relevant Series, interests in this Temporary Global Note may be exchanged (free of charge) for interests in a Permanent Global Note in the form of Exhibit A-2-3 to the Series 1997-1 Supplement upon presentation of this Temporary Global Note at the office in London of the Trustee (or at such other place outside the United States of America, its territories and possessions as the Trustee may agree). The Permanent Global Note shall be so issued and delivered in exchange for only that portion - of this Temporary Global Note in respect of which there shall have been presented to the Trustee by Euroclear or Cedel a certificate, substantially in the form set out in Exhibit B to the Base Indenture, to the effect that it has received from or in respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit C to the Base Indenture.

                                                                   Exhibit A-2-2
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 9


            On an exchange of the whole of this Temporary Global Note, this Temporary Global Note shall be surrendered to the Trustee at its office in London. On an exchange of part only of this Temporary Global Note, details of such exchange shall be entered by or on behalf of the Company in Schedule A hereto and the relevant space in Schedule A hereto recording such exchange shall be signed by or on behalf of the Company. If, following the issue of a Permanent Global Note in exchange for some of the Notes represented by this Temporary Global Note, further Notes of this Series are to be exchanged pursuant to this paragraph, such exchange may be effected, without the issue of a new Permanent Global Note, by the Company or its agent endorsing Part I of Schedule A of the Permanent Global Note previously issued to reflect an increase in the aggregate principal amount of such Permanent Global Note by an amount equal to the aggregate principal -amount of the additional Notes of this Series to be exchanged.

Interests in this Temporary Global Note will be transferable in accordance with the rules and procedures for the time being of Euroclear or Cedel. Each person who is shown in the records of Euroclear and Cedel as entitled to a particular number of Notes by way of an interest in this Temporary Global Note will be treated by the Company, the Trustee and any paying agent as the holder of such number of Notes. For purposes of this Temporary Global Note, the securities account records of Euroclear or Cedel shall, in the absence of manifest error , be conclusive evidence of the identity of the holders of Notes and of the principal amount of Notes represented by this Temporary Global Note credited to the securities accounts of such holders of Notes. Any statement issued by Euroclear or Cedel to any holder relating to a specified Note or Notes credited to the securities account of such holder and stating the principal amount of such Note or Notes and certified by Euroclear or Cedel to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Cedel for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Temporary Global Note, the Company irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Company, the obligation of the Company hereunder to pay any amount due in respect of each Note represented by this Temporary Global Note which is credited to such holder's securities account with Euroclear or Cedel without the production of this Temporary Global Note.

                                                                   Exhibit A-2-2
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                         Page 10


                                   SCHEDULE A

                         SCHEDULE OF EXCHANGES FOR NOTES
                     REPRESENTED BY A PERMANENT GLOBAL NOTE

The following exchanges of a part of this Temporary Global Note for Notes represented by a Permanent Global Note have been made:

--------------------------------------------------------------------------------

             PART OF PRINCIPAL
             AMOUNT OF THIS         REMAINING
             TEMPORARY GLOBAL       PRINCIPAL AMOUNT
             NOTE EXCHANGED FOR     OF THIS TEMPORARY
 DATE        NOTES REPRESENTED      GLOBAL NOTE
 EXCHANGE    BY A PERMANENT         FOLLOWING SUCH        NOTATION MADE BY OR ON
 MADE        GLOBAL NOTE            EXCHANGE              BEHALF OF THE ISSUER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   Exhibit A-2-2
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                         Page 11


See Exhibit A-1-1 for form of statement of insurance

                                                                   EXHIBIT A-2-3
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT

                     FORM OF PERMANENT GLOBAL CLASS A-2 NOTE

REGISTERED                                                    $______________***

No. R-

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                    CUSIP (CINS) NO.____________
                                                            ISIN NO.____________

            THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS A-2 NOTE, AGREES FOR THE BENEFIT OF AESOP FUNDING II L.L.C. (THE "COMPANY") THAT THIS CLASS A-2 NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) IN A TRANSACTION COMPLYING WITH OR EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. EACH SUCH TRANSFER SHALL BE IN ACCORDANCE WITH THE BASE INDENTURE, ANY APPLICABLE SUPPLEMENT AND ALL APPLICABLE SECURITIES LAWS. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

            EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.9 OF THE BASE INDENTURE, THIS CLASS A-2 NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS A-2 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO AESOP FUNDING II L.L.C. OR ITS AGENT FOR

----------
***   Denominations of $1,000,000 and integral multiples of $200,000.

                                                                   Exhibit A-2-3
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 2


REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A-2 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE &: CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            THE PRINCIPAL OF THIS CLASS A-2 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-2 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                             AESOP FUNDING II L.L.C.

                 [   %] RENTAL CAR ASSET BACKED NOTES, CLASS A-2

            AESOP FUNDING II L.L.C., a Delaware limited liability company (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [ ] MILLION DOLLARS, which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class A-2 Note shall be due on the Class A-2 Final Distribution Date, which is the October 2003 Distribution Date. However, principal with respect to the Class A-2 Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class A-2 Note at the Class A-2 Note Rate. Such interest shall be payable on each Distribution Date until the principal of this Class A-2 Note is paid or made available for payment. Interest on this Class A-2 Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or ` if no interest has yet been paid, from July 31, 1997. Interest with respect to the Class A-2 Notes will be calculated on the basis of a 360-day year of twelve 30 day months. Such principal of and interest on this Class A-2 Note shall be paid in the manner specified on the reverse hereof. The principal of and interest on this Class A-2 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class A-2 Note shall be applied first to interest due and payable on this Class A-2 Note as provided above and then to the unpaid principal of this Class A-2 Note. This Class A-2 Note does not represent an interest in, or an obligation of Original AESOP, AESOP Leasing, AESOP Leasing II, AFC, ARC, ARAC or any affiliate of Original AESOP, AESOP Leasing, AESOP Leasing II, AFC, ARC, ARAC other than the Company.

            Reference is made to the further provisions of this Class A-2 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-2 Note. Although a summary of certain provisions of the Indenture are set forth below and on

                                                                   Exhibit A-2-3
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 3


the reverse hereof and made a part hereof, this Class A-2 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of AESOP Leasing, AESOP Leasing II, ARAC and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Harris Trust and Savings Bank, 311 Monroe Street, 12th Floor, Chicago, Illinois 60606, Attention:
Corporate Trust Officer. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

            Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-2 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                                                                   Exhibit A-2-3
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 4


            IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:____________                       AESOP FUNDING II L.L.C.


                                        By:_____________________________________
                                           Name:
                                           Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Class A-2 Notes of a series issued under the within-mentioned Indenture.

                                        THE BANK OF NEW YORK (as successor in
                                          interest to the corporate trust
                                          administration of Harris Trust and
                                          Savings Bank), as Trustee


                                        By:_____________________________________
                                           Authorized Signatory

                                                                   Exhibit A-2-3
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 5


                           [REVERSE OF CLASS A-2 NOTE]

            This Class A-2 Note is one of a duly authorized issue of Class A-2 Notes of the Company, designated as its Fixed Rate Rental Car Asset Backed Notes, Class A-2 (herein called the ".Class A-2 Notes"), all issued under (i) an Amended and Restated Base Indenture dated as of July 30, 1997 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the Company and Harris Trust and Savings Bank, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 1997-1 Supplement dated as of July -, 1997 (the "Series 1997-1 Supplement") between the Company and the Trustee. The Base Indenture and the Series 1997-1 Supplement are referred to herein as the "Indenture". The Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Class A-2 Note that are defined in Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

            The Class A-2 Notes are and will be equally and ratably secured by the Series 1997-1 Collateral pledged as security therefor as provided in the Indenture and the Series 1997-1 Supplement.

            Principal of the Class A-2 Notes will be payable on each Distribution Date specified in and in the amounts described in the Indenture. "Distribution Date" means the 20th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing August 20, 1997.

            Commencing on the Distribution Date following the second Determination Date during the Class A-2 Controlled Amortization Period or the first Determination Date after the commencement of the Series 1997-1 Rapid Amortization Period, payments with respect to principal will be made on the Class A-2 Notes. As described above, the entire unpaid principal amount of this Class A-2 Note shall be due and payable on the Series Class A-2 Final Distribution Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 1997-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class A-2 Notes may be paid earlier, as described in the Indenture. All principal payments on the Class A-2 Notes shall be made pro rata to the Noteholders entitled thereto.

            Payments of interest on this Class A-2 Note due and payable on each Distribution Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class A-2 Note, shall be made by wire transfer for credit to the account designated by the Holder of record of this Class A-2 Note (or one or more predecessor Class A-2 Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A-2 Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Any reduction in the principal amount of this Class A-2 Note (or any one or more predecessor Class A-2 Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders

                                                                   Exhibit A-2-3
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 6


of this Class A-2 Note and of any Class A-2 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon.

            The Company shall pay interest on overdue installments of interest at the Class A-2 Note Rate to the extent lawful.

            As provided in the Indenture, the Class A-2 Notes may be redeemed, in whole, but not in part, at the option of the Company on any Distribution Date if on such Distribution Date the Class A-2 Invested Amount is less than or equal to 10t of the Class A-2 Initial Invested Amount. The purchase price for such repurchase of the Class A-2 Notes shall equal the aggregate outstanding principal balance of such Class A-2 Notes (determined after giving effect to any payment of principal and interest on such Distribution Date), plus accrued and unpaid interest on such outstanding Class A-2 Invested Amount.

            As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-2 Note may be registered on the Note Register upon surrender of this Class A-2 Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 under the Exchange Act), and such other documents as the Trustee may reasonably require, and thereupon one or more new Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-2 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner by acceptance of a Class A-2 Note or, in the case of a Note Owner, a beneficial interest in a Class A-2 Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, AESOP Leasing, AESOP Leasing II, ARAC or the Trustee on the Class A-2 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in its individual capacity, any holder of a beneficial interest in the Company, AESOP Leasing, AESOP Leasing II, ARAC or the Trustee or of any successor or assign of the Trustee, AESOP Leasing, AESOP Leasing II or ARAC in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company

                                                                   Exhibit A-2-3
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 7


for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-2 Note, subject to Section 13.18 of the Base Indenture.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

            Prior to the due presentment for registration of transfer of this Class A-2 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class A-2 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-2 Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

            It is the intent of the Company, each Noteholder and each Note Owner that, for Federal, state and local income and franchise tax purposes only, the `Class A-2 Notes will evidence indebtedness of the Company secured by the Series 1997-1 Collateral. Each Noteholder and each Note Owner, by the acceptance of this Class A-2 Note, agrees to treat this Class A-2 Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

            Each Holder of this Note shall provide to the Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable substitute) with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Note is a non U.S. person and providing the Noteholder's name and address. If the information provided in the statement changes, the Noteholder shall so inform the Trustee within 30 days of such change.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 1997-1 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 1997-1 Notes representing more than 50% in principal amount of the aggregate outstanding amount of the Series 1997-1 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 1997-1 Notes representing specified percentages of the aggregate outstanding amount of the Series 1997-1 Notes, on behalf of the Holders of all the Series 1997-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-2 Note (or any one of more predecessor Class A-2 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-2 Note and of any Class A-

                                                                   Exhibit A-2-3
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 8


2 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-2 Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1997-1 Notes issued thereunder.

            The term "Company" as used in this Class A-2 Note includes any successor to the Company under the Indenture.

            The Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

            This Class A-2 Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

            No reference herein to the Indenture and no provision of this Class A-2 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class A-2 Note at the times,

                                                                   Exhibit A-2-3
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 9


place, and rate, and in the coin or currency herein prescribed.

            Interests in this Permanent Global Note will be transferable in accordance with the rules and procedures for the time being of Cedel Bank, societe anonyme ("Cedel") or Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear"). Each person who is shown in the records of Euroclear and Cedel as entitled to a particular number of Notes by way of an interest in this Permanent Global Note will be treated by the Trustee and any paying agent as the holder of such number of Notes. For purposes of this Permanent Global Note, the securities account records of Euroclear or Cedel shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Notes and of the principal amount of Notes represented by this Permanent Global Note credited to the securities accounts of such holders of Notes. Any statement issued by Euroclear or Cedel to any holder relating to a specified Note or Notes credited to the securities account of such holder and stating the principal amount of such Note or Notes and certified by Euroclear or Cedel to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Cedel for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Permanent Global Note, the Company irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Company, the obligation of the Company hereunder to pay any amount due in respect of each Note represented by this Permanent Global Note which is credited to such holder's securities account with Euroclear or Cedel without the production of this Permanent Global Note.

            Interests in this Permanent Global Note may be exchanged for Definitive Notes subject to the provisions of the Indenture.

                                                                   Exhibit A-2-3
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                         Page 10


See Exhibit A-1-1 for form of statement of insurance

                                                                       EXHIBIT B
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT

                                 FORM OF CONSENT

The Bank of New York,
   as Trustee
c/o BNY Midwest Trust Company
2 North LaSalle Street
10th Floor
Chicago, Illinois 60602
Attn: Indenture Trust Administration

AESOP Funding II L.L.C.
c/o Lord Securities Corporation
Two Wall Street
New York, New York 10005
Attn: Andrew L. Stidd

      This Consent is delivered pursuant to the Waiver Request dated ________, 20__ (the "Notice") and the Series 1997-1 Supplement, dated as of July 30, 1997 and amended and restated as of June 29, 2001 (as amended, modified or supplemented from time to time, the "Series 1997-1 Supplement") between AESOP Funding II L.L.C., a Delaware limited liability company ("AFC-II") and the Bank of New York, a New York banking corporation, as Trustee ("Trustee"). Terms used herein have the meaning provided in the Series 1997-1 Supplement.

      Pursuant to Article 4 of the Series 1997-1 Supplement, the Trustee has delivered a Notice indicating that [choose which applies] [(i) the Manufacturer Program[s] of [name of Manufacturer] [is/are] no longer [an] Eligible Manufacturer Program[s] and that, as a result, the Series 1997-1 Maximum Non-Program Vehicle Amount [and/or] the Series 1997-1 Maximum Non-Eligible Manufacturer Amount is or will be exceeded [or (ii) that the Lessees, the Borrower and AFC-II have determined to increase [the Series 1997-1 Maximum Non-Program Vehicle Amount] [the Series 1997-1 Maximum Manufacturer Amount] [any Series 1997-1 Maximum Specified States Amount] [the Series 1997-1 Maximum Non-Eligible Manufacturer Amount]].

The undersigned hereby waives all requirements that the [Series 1997-1 Maximum Non-Program Vehicle Amount] [Series 1997-1 Maximum Manufacturer Amount] [any Series 1997-1 Maximum Specified States Amount] [Series 1997-1 Maximum Non-Eligible Manufacturer Amount] not be exceeded for all purposes of the Indenture and the Series 1997-1 Supplement. The undersigned understands that this Consent will only be effective if the Trustee receives Consents from Noteholders representing not less than 25% of the aggregate unpaid principal amount of the Series 1997-1 Notes on or before __________ 20__.

                                                                       Exhibit B
                                                                              TO
                                                        SERIES 1997-1 SUPPLEMENT
                                                                          Page 2


            The undersigned hereby represents and warrants that it is the beneficial owner of $_______ in principal amount of Series 1997-1 Notes.

                                        [Name]


                                        By:_____________________________________
                                           Name:
                                           Title: